UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05594

Prudential Short-Term Corporate

Bond Fund, Inc.

(f/k/a Dryden Short-Term Bond Fund, Inc.)

Exact name of registrant as specified in charter:

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Address of principal executive offices:

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code: 800-225-1852

Date of fiscal year end: 12/31/2009

Date of reporting period: 12/31/2009

Item 1 – Reports to Stockholders

DECEMBER 31, 2009	ANNUAL REPORT

Dryden Short-Term Bond Fund, Inc./

Dryden Short-Term Corporate Bond Fund

On or about February 16, 2010, this Fund will be renamed the Prudential Short-Term Corporate Bond Fund, Inc.

FUND TYPE

Corporate Bond

OBJECTIVE

High current income consistent with the preservation of principal

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

February 18, 2010

Dear Shareholder:

Recently we announced the renaming of JennisonDryden, Prudential Financial’s mutual fund family, to Prudential Investments. As a result of this change, each of our funds has been renamed to feature “Prudential” as part of its new name. The name of your fund has changed from the Dryden Short-Term Corporate Bond Fund to the Prudential Short-Term Corporate Bond Fund, Inc.

While the name of your fund has changed, its investment objectives and portfolio management team remain the same. No action is required on your part. If you participate in an automatic investment plan, your account continues to be invested in the Fund under its new name.

Featuring the Prudential name in our funds creates an immediate connection to the experience and heritage of Prudential, a name recognized by millions for helping people grow and protect their wealth.

On the following pages, you will find your fund’s annual report, including an analysis of its performance over its fiscal year in addition to other data. If you have questions about your fund or the renaming of our mutual fund family, please contact your financial professional or visit our website at www.prudentialfunds.com.

Sincerely,

Judy A. Rice, President

Prudential Short-Term Corporate Bond Fund, Inc.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Short-Term Corporate Bond Fund is to seek high current income consistent with the preservation of principal. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 3.25% (Class A shares). Gross operating expenses: Class A, 0.86%; Class B, 1.56%; Class C, 1.56%; Class R, 1.31%; Class Z, 0.56%. Net operating expenses apply to: Class A, 0.81%; Class B, 1.56%; Class C, 1.31%; Class R, 1.06%; Class Z, 0.56%, after contractual reduction for Class A and Class R shares through 4/30/2011, and after contractual reduction for Class C shares through 4/30/2010.

Cumulative Total Returns as of 12/31/09
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	13.53%	27.15%	67.69%	—
Class B	12.64	22.40	56.44	—
Class C	13.05	24.08	59.79	—
Class R	13.25	25.64	N/A	29.36% (5/17/04)
Class Z	13.69	28.61	72.04	—
Barclays Capital 1–5 Year U.S. Credit Index[2]	13.52	26.34	76.82	**
Lipper Short/Int. Inv.-Grade Debt Funds Avg.[3]	11.84	20.06	63.48	***

Average Annual Total Returns[4] as of 12/31/09
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	9.84%	4.23%	4.96%	—
Class B	9.64	4.12	4.58	—
Class C	12.05	4.41	4.80	—
Class R	13.25	4.67	N/A	4.68% (5/17/04)
Class Z	13.69	5.16	5.58	—
Barclays Capital 1–5 Year U.S. Credit Index[2]	13.52	4.79	5.86	**
Lipper Short/Int. Inv.-Grade Debt Funds Avg.[3]	11.84	3.70	5.02	***

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Distributions and Yields as of 12/31/09
	Total Distributions Paid for 12 Months	30-Day SEC Yield
Class A	$0.46	2.07%
Class B	0.38	1.39
Class C	0.42	1.63
Class R	0.44	1.89
Class Z	0.49	2.38

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 3.25%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 0.50%. Class B and Class C shares are subject to a maximum CDSC of 3% and 1%, respectively. Class R and Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception returns are provided for any share class with less than 10 calendar years of returns.

2The Barclays Capital 1–5 Year U.S. Credit Index is an unmanaged index of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specific maturity (between one and five years), liquidity, and quality requirements. It gives an indication of how short- and intermediate-term bonds have performed.

3The Lipper Short/Intermediate Investment-Grade Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Short/Intermediate Investment-Grade Debt Funds category for the periods noted. Funds in the Lipper Average invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to five years.

4The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, and 0.75%, respectively. Approximately five years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**Barclays Capital 1–5 Year U.S. Credit Index Closest Month-End to Inception cumulative total return is 29.54% for Class R. Barclays Capital 1–5 Year U.S. Credit Index Closest Month-End to Inception average annual return is 4.74% for Class R.

***Lipper Average Closest Month-End to Inception cumulative total return is 23.36% for Class R. Lipper Average Closest Month-End to Inception average annual total return is 3.81% for Class R.

Investors cannot invest directly in an index. The returns for the Barclays Capital 1–5 Year U.S. Credit Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	3

Your Fund’s Performance (continued)

Allocation expressed as a percentage of net assets as of 12/31/09
Corporate Bonds	94.0%
U.S. Treasury Obligations	1.6
Foreign Agencies	0.9
Municipal Bonds	0.6
Commercial Mortgage-Backed Securities	0.5
Foreign Local Government	0.2

Allocations reflect only long-term investments and are subject to change.

Credit Quality* expressed as a percentage of net assets as of 12/31/09
U.S. Government & Agency	1.6%
Aaa	1.1
Aa	13.0
A	38.5
Baa	39.7
Ba	3.7
B	0.2
Not Rated	1.0
Total Investments	98.8
Other assets in excess of liabilities	1.2
Net Assets	100.0%

*Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

Credit Quality is subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Fund’s Class A shares gained 13.53% in 2009, which was in line with the 13.52% gain of the Barclays Capital 1–5 Year U.S. Credit Index (the Index), but exceeded the 11.84% gain of the Lipper Short/Intermediate Investment-Grade Debt Funds Average.

How is the Fund managed?

Prudential Fixed Income manages the Fund, which seeks high current income consistent with a preservation of principal primarily by investing in a portfolio of investment-grade corporate bonds of various maturities. The Fund can also invest in debt securities not included in the Index, such as U.S. Treasury securities, commercial mortgage-backed securities, residential mortgage-backed securities, and high yield corporate bonds. The latter are commonly called “junk” bonds because they are rated below investment grade.

Prudential Fixed Income tries to broadly diversify the Fund’s holdings so that no individual bond can have a large impact on its performance. As of December 31, 2009, the Fund held 675 bonds in its portfolio.

What were conditions like in the short-term, investment-grade corporate bond market?

Short-term investment-grade corporate bonds began 2009 on a positive note, but their prices began to decline in February as a protracted credit crisis, with roots in the U.S. housing market, still had the nation’s economy in its grip. February saw the release of another round of weak economic data in key areas such as employment, industrial production, construction spending, and auto sales. Among short-term corporate bonds, the financial institutions sector was the hardest hit. Several important financial firms had collapsed in 2008, while others required government aid to stay afloat. Yet, market sentiment began to improve in March 2009, though short-term corporate bond prices remained under pressure.

A few developments during that month began to dispel the gloom hanging over the financial markets. Three large financial institutions said they were profitable for the first two months of 2009. The Federal Reserve (the Fed) launched its Term Asset-Backed Securities Loan Facility (TALF), which provides loans at favorable terms to investors who buy high-quality debt securities backed by cash flows from pools of auto loans, credit cards, or certain other types of loans and leases. Sales of these asset-backed securities help keep credit flowing to businesses and consumers. (TALF was later expanded to include commercial mortgage-backed securities.) The Fed also increased the amount of federal agency securities and residential mortgage-backed securities guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac it would purchase to push interest rates lower in support of the mortgage industry and housing

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	5

Strategy and Performance Overview (continued)

market. Moreover, the Fed announced it would begin to buy U.S. Treasury securities to exert further downward pressure on interest rates.

Market sentiment continued to improve and short-term investment-grade corporate bond prices turned higher early in the second quarter of 2009. One development that helped encourage the rally was the release of the results of a “stress test” in May. The results showed that major banks in the United States needed to raise less capital than anticipated to survive under a scenario in which economic conditions deteriorated more than expected. Many major banks issued stock to raise funds to boost their capital positions and some also paid back monies borrowed under the federal government bailout initiative known as the Troubled Asset Relief Program (TARP).

The resumption of economic growth in the United States during the July–September period was another positive development that fueled the rally in prices of investment- grade corporate bonds. Government programs aimed at stimulating sales of houses and autos helped. A tax credit for first-time home buyers, low mortgage rates, and low home prices helped resuscitate the housing market, which still suffered from rising foreclosures and delinquencies. The so-called “cash for clunkers” program helped increase auto sales at a time when the Big Three auto makers in Detroit were struggling for survival. The resumption of economic growth failed to revitalize the nation’s job market, and a rising unemployment rate breached the psychologically crucial 10% threshold in late 2009.

Bullish conditions in the short-term corporate bond market also reflected the effort of companies to strengthen their balance sheets, improve cash flow, boost productivity, and aggressively cut costs. This helped many firms report better-than-expected earnings. Companies also took advantage of the opportunity to issue new longer-term debt securities to replace short-term debt securities. This enabled them to extend the average maturity of their debt and reduce their liquidity risk. Investors eagerly purchased these newly issued corporate bonds for their relatively attractive yields in the low interest-rate environment. Short-term rates remained low throughout 2009 as the Fed left its target for the overnight bank lending rate at a record low range of zero to 0.25% in the hope that low borrowing costs would encourage business activity.

How did industries in the short-term investment-grade corporate bond market perform?

All three major industries in the short-term investment-grade corporate bond market —industrial, utility, and financial institutions—ended 2009 in the black, as did all of the sub-industries. Some of the standout performers were home construction, building materials, and lodging. Bonds of companies in such cyclical, more economically sensitive businesses often perform well in the early stages of an economic recovery.

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How did the Fund’s sector allocation strategy affect its performance?

The Fund’s sector allocation strategy, which gradually shifted over the course of the year, contributed positively to its performance versus the Index. New money that came into the Fund was initially invested in short-term, liquid assets such as U.S. Treasury bills until it could be reinvested in attractively priced investment-grade corporate bonds. As a result, the Fund had a non-benchmark exposure to Treasury securities and a moderately smaller exposure than the Index to investment-grade corporate bonds. This worked well in the first quarter of 2009 as the economy continued to contract and conditions in the investment-grade corporate bond market were, for the most part, very challenging.

During the remainder of the year, as the economy stabilized and began to grow again, the Fund employed a somewhat riskier strategy that emphasized corporate bonds maturing in four to six years. This worked well as prices of these investment-grade corporate bonds gained and their yields declined, as bond prices move inversely to yields.

The Fund’s exposure to commercial mortgage-backed securities was allowed to decline out of concern about declining commercial property values, rising vacancies, and falling rents. These reflect the lax standards that were employed when underwriting mortgages for many apartment buildings, office buildings, hotels, and other types of commercial properties. But support from TALF helped commercial mortgage-backed securities gain sharply in value in 2009, and the Fund benefited from its exposure to the market.

How did security selection affect the Fund’s performance?

The Fund’s performance was driven primarily by its prudent security selection among investment-grade corporate bonds. Compared to the Index, the Fund had larger exposures to bonds in the Baa and single-A rating categories, the two lowest in the investment-grade corporate bond market, and smaller exposures to bonds in the Aa and Aaa rating categories, the two highest. This approach worked well as the lower-rating categories easily outperformed the higher rating categories in 2009.

The Index also has a non-corporate component that consists of bonds of foreign national governments, foreign local governments, foreign agencies, and supranational organizations. All are denominated in the U.S. dollar. The Fund had a smaller exposure than the Index to these types of bonds, which are typically high quality and provide relatively low yields. This benefited the Fund because the non-corporate component of the Index underperformed the corporate component in 2009, given the environment that favored riskier, higher yielding debt securities.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	7

Strategy and Performance Overview (continued)

The Fund had a larger exposure than the Index to bonds of companies in healthcare and food and beverage, two industries where earnings tend to hold up well regardless of economic conditions. These industries were not top gainers in the Index in 2009, but exposure to them still helped the Fund’s relative performance because of its prudent security selection within the industries. For example, the Fund held attractively priced bonds of Anheuser-Busch Inbev NV that were issued to finance the merger of Anheuser-Busch and Inbev, which created one of the leading consumer products companies.

With global economic conditions improving, the Fund began to rotate its holdings toward more economically sensitive industries such as chemicals, where it held bonds of Dow Chemical Company that performed well. It also increased its exposure to the metals and mining industry by purchasing bonds of ArcelorMittal, a leading steel maker, and Rio Tinto, a leading international mining group. These positions performed well too.

The Fund had a much smaller exposure than the Index to investment-grade bonds of banks in early 2009 as conditions in that industry continued to deteriorate. It increased its exposure to match that of the Index as the situation in banking began to improve during the spring. This strategy benefited the Fund as the banking industry of the investment-grade corporate bond market posted a solid return for the year.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2009, at the beginning of the period, and held through the six-month period ended December 31, 2009. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	9

Fees and Expenses (continued)

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Short-Term Corporate Bond Fund		Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,055.30	0.82%	$4.25
	Hypothetical	$1,000.00	$1,021.07	0.82%	$4.18

Class B	Actual	$1,000.00	$1,051.20	1.57%	$8.12
	Hypothetical	$1,000.00	$1,017.29	1.57%	$7.98

Class C	Actual	$1,000.00	$1,051.90	1.32%	$6.83
	Hypothetical	$1,000.00	$1,018.55	1.32%	$6.72

Class R	Actual	$1,000.00	$1,054.00	1.07%	$5.54
	Hypothetical	$1,000.00	$1,019.81	1.07%	$5.45

Class Z	Actual	$1,000.00	$1,055.60	0.57%	$2.95
	Hypothetical	$1,000.00	$1,022.33	0.57%	$2.91

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2009, and divided by the 365 days in the Fund’s fiscal year ended December 31, 2009 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

December 31, 2009

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

LONG-TERM INVESTMENTS 97.8%
BANK LOAN

Technology
Lender Processing Services, Inc.(a) (cost $488,801)	Baa3	2.751%	07/02/14	$493	$486,959

COMMERCIAL MORTGAGE-BACKED SECURITIES 0.5%
Banc of America Commercial Mortgage, Inc., Ser. 2004-4, Class A3	AAA(b)	4.128	07/10/42	694	694,274
DLJ Commercial Mortgage Corp., Ser. 2000-CF1, Class A1B	AAA(b)	7.620	06/10/33	189	189,981
GE Capital Commercial Mortgage Corp., Ser. 2004-C2, Class A2	Aaa	4.119	03/10/40	3,362	3,401,179
GE Capital Commercial Mortgage Corp., Ser. 2005-C3, Class A2	AAA(b)	4.853	07/10/45	1,575	1,579,932
GMAC Commercial Mortgage Securities, Inc., Ser. 2004-C3, Class A3	AAA(b)	4.207	12/10/41	225	225,746
Greenwich Capital Commercial Funding Corp., Ser. 2003-C1, Class A2	Aaa	3.285	07/05/35	561	563,023
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2003-CB7, Class A2	Aaa	4.128	01/12/38	719	725,190
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP3, Class A2	Aaa	4.851	08/15/42	1,698	1,700,046
LB-UBS Commercial Mortgage Trust, Ser. 2005-C5, Class A2	AAA(b)	4.885	09/15/30	1,800	1,802,980
Merrill Lynch Mortgage Trust, Ser. 2005-CIP1, Class A2	Aaa	4.960	07/12/38	1,800	1,805,437
Morgan Stanley Capital I, Ser. 2005-HQ5, Class A2	AAA(b)	4.809	01/14/42	211	210,502

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $12,939,525)					12,898,290

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	11

Portfolio of Investments

December 31, 2009 continued

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS 94.0%

Aerospace & Defense 2.0%
BAE Systems Holdings, Inc., Gtd. Notes, 144A	Baa2	4.750%	08/15/10	$1,240	$1,258,816
BAE Systems Holdings, Inc., Gtd. Notes, 144A	Baa2	4.950	06/01/14	2,500	2,603,110
BAE Systems Holdings, Inc., Gtd. Notes, 144A	Baa2	6.400	12/15/11	5,750	6,106,770
Boeing Capital Corp., Sr. Unsec’d. Notes	A2	3.250	10/27/14	4,750	4,714,840
Boeing Co. (The), Sr. Unsec’d. Notes	A2	3.500	02/15/15	8,835	8,859,844
Boeing Co. (The), Sr. Unsec’d. Notes	A2	5.000	03/15/14	2,400	2,583,718
General Dynamics Corp., Gtd. Notes	A2	1.800	07/15/11	7,525	7,608,746
General Dynamics Corp., Gtd. Notes	A2	5.250	02/01/14	2,115	2,301,052
Martin Marietta Corp., Gtd. Notes	Baa1	7.375	04/15/13	3,000	3,400,572
Northrop Grumman Corp., Sr. Unsec’d. Notes	Baa2	3.700	08/01/14	4,500	4,517,298
Northrop Grumman Systems Corp., Gtd. Notes	Baa1	7.125	02/15/11	3,910	4,139,036
Raytheon Co., Sr. Unsec’d. Notes	Baa1	5.500	11/15/12	2,000	2,196,442
Rockwell Collins, Inc., Sr. Unsec’d. Notes	A1	4.750	12/01/13	2,000	2,085,806

					52,376,050

Airlines 0.3%
American Airlines Pass-Through Trust 2001-01, Pass-thru Certs., Ser. 01-1	B2	6.817	05/23/11	700	672,000
American Airlines Pass-Through Trust 2001-02, Pass-thru Certs., Ser. 01-2	Ba1	7.858	10/01/11	205	205,000
Continental Airlines, Inc., Pass-thru Certs., Ser. 00-2	Baa2	7.487	10/02/10	910	905,450

See Notes to Financial Statements.

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	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

Airlines (cont’d.)
Continental Airlines, Inc., Pass-thru Certs., Ser. 01-1	Ba1	7.373%	12/15/15	$207	$183,217
Delta Air Lines, Inc., Pass-thru Certs., Ser. 00A2	BBB-(b)	7.570	11/18/10	2,000	2,027,500
Delta Air Lines, Inc., Pass-thru Certs., Ser. 01A2	BBB-(b)	7.111	09/18/11	4,150	4,186,312

					8,179,479

Automotive 1.2%
American Honda Finance Corp., Notes, 144A	A1	6.700	10/01/13	1,000	1,095,070
Daimler Finance North America LLC, Gtd. Notes	A3	4.875	06/15/10	260	264,268
Daimler Finance North America LLC, Gtd. Notes, MTN	A3	5.750	09/08/11	1,155	1,213,226
Daimler Finance North America LLC, Gtd. Notes	A3	5.875	03/15/11	17,670	18,475,310
Harley-Davidson Funding Corp., Gtd. Notes, 144A, MTN	Baa1	5.750	12/15/14	1,175	1,192,940
Johnson Controls, Inc., Sr. Unsec’d. Notes	Baa2	5.250	01/15/11	1,195	1,254,039
PACCAR Financial Corp., Notes, MTN	A1	1.950	12/17/12	8,550	8,461,499

					31,956,352

Banking 23.8%
Abbey National Treasury Services PLC (United Kingdom), Gtd. Notes, 144A	Aa3	3.875	11/10/14	7,250	7,275,803
American Express Bank FSB, Sr. Unsec’d. Notes	A2	5.500	04/16/13	9,000	9,593,361
American Express Co., Sr. Unsec’d. Notes	A3	7.250	05/20/14	3,900	4,400,647
American Express Credit Corp., Sr. Unsec’d. Notes, MTN	A2	5.000	12/02/10	1,100	1,135,456
American Express Credit Corp., Sr. Unsec’d. Notes, MTN	A2	5.125	08/25/14	7,400	7,797,624
American Express Credit Corp., Sr. Unsec’d. Notes, Ser. C, MTN	A2	7.300	08/20/13	15,800	17,757,320

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	13

Portfolio of Investments

December 31, 2009 continued

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

Banking (cont’d.)
ANZ National International Ltd. (New Zealand), Gtd. Notes, 144A	Aa2	2.375%	12/21/12	$5,000	$4,963,580
ANZ National International Ltd. (New Zealand), Gtd. Notes, 144A, MTN	Aa2	6.200	07/19/13	2,500	2,691,338
Bank of America Corp., Sr. Unsec’d. Notes	A2	4.875	01/15/13	5,000	5,199,790
Bank of America Corp., Sr. Unsec’d. Notes, MTN	A2	4.900	05/01/13	5,250	5,442,733
Bank of America Corp., Sr. Unsec’d. Notes	A2	5.375	08/15/11	2,500	2,624,438
Bank of America Corp., Sr. Unsec’d. Notes	A2	5.375	09/11/12	4,000	4,243,636
Bank of America Corp., Sr. Unsec’d. Notes, MTN	A2	7.375	05/15/14	20,300	23,034,694
Bank of New York Mellon Corp. (The), Sr. Unsec’d. Notes, MTN(c)	Aa2	5.125	08/27/13	4,600	4,965,824
Bank One Corp., Sub. Notes	A1	5.900	11/15/11	5,000	5,336,460
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes	Aa3	2.500	01/23/13	8,700	8,689,986
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes	Aa3	5.200	07/10/14	7,050	7,473,056
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes	Aa3	5.450	09/12/12	550	594,789
BB&T Corp., Sr. Unsec’d. Notes, MTN	A1	3.850	07/27/12	5,000	5,175,275
Bear Stearns Cos. LLC (The), Sr. Unsec’d. Notes	Aa3	5.350	02/01/12	3,000	3,187,722
BNP Paribas/BNP Paribas US Medium-Term Note Program LLC (France), Sr. Unsec’d. Notes, Ser. 2, MTN	Aa1	2.125	12/21/12	11,500	11,440,637
Capital One Financial Corp., Sr. Unsec’d. Notes, MTN	Baa1	5.700	09/15/11	10,230	10,745,295

See Notes to Financial Statements.

14	Visit our website at www.prudentialfunds.com

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

Banking (cont’d.)
Capital One Financial Corp., Sr. Unsec’d. Notes	Baa1	7.375%	05/23/14	$2,800	$3,170,250
Citigroup, Inc., Sr. Unsec’d. Notes	A3	5.250	02/27/12	3,000	3,099,645
Citigroup, Inc., Sr. Unsec’d. Notes	A3	5.500	04/11/13	38,815	40,242,033
Citigroup, Inc., Sr. Unsec’d. Notes, MTN	A3	5.500	10/15/14	9,295	9,411,476
Citigroup, Inc., Sr. Unsec’d. Notes	A3	5.850	07/02/13	4,000	4,156,496
Citigroup, Inc., Sr. Unsec’d. Notes	A3	6.375	08/12/14	6,225	6,516,996
Citigroup, Inc., Sr. Unsec’d. Notes	A3	6.500	08/19/13	10,915	11,626,582
Citigroup, Inc., Sub. Notes	Baa1	4.875	05/07/15	2,000	1,885,228
Citigroup, Inc., Sub. Notes	Baa1	5.000	09/15/14	1,000	964,024
Commonwealth Bank of Australia (Australia), Sr. Unsec’d. Notes, 144A	Aa1	3.750	10/15/14	12,445	12,475,266
Countrywide Financial Corp., Gtd. Notes, MTN	A2	5.800	06/07/12	4,642	4,927,534
Credit Suisse/NY (Switzerland), Sr. Unsec’d. Notes, MTN	Aa1	5.000	05/15/13	22,636	24,139,823
Credit Suisse/NY (Switzerland), Sr. Unsec’d. Notes	Aa1	5.500	05/01/14	2,250	2,441,702
Credit Suisse USA, Inc., Gtd. Notes	Aa1	6.125	11/15/11	1,250	1,347,980
Credit Suisse USA, Inc., Gtd. Notes	Aa1	6.500	01/15/12	2,000	2,176,380
Credit Suisse USA, Inc., Sr. Unsec’d. Notes	Aa1	4.875	08/15/10	1,615	1,658,802
Deutsche Bank AG/London (Germany), Sr. Unsec’d. Notes	Aa1	4.875	05/20/13	12,500	13,279,725
FIA Card Services NA, Sub. Notes	A1	6.625	06/15/12	3,000	3,225,444
FIA Card Services NA, Sub. Notes	A1	7.125	11/15/12	2,375	2,585,332

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	15

Portfolio of Investments

December 31, 2009 continued

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

Banking (cont’d.)
Fifth Third Bancorp, Sr. Unsec’d. Notes	Baa1	6.250%	05/01/13	$430	$442,734
Goldman Sachs Group, Inc. (The), Notes, MTN	A1	6.000	05/01/14	6,500	7,109,492
Goldman Sachs Group, Inc. (The), Sr. Notes, MTN	A1	3.625	08/01/12	3,965	4,085,159
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	4.750	07/15/13	11,000	11,508,596
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	5.000	01/15/11	2,370	2,462,029
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	5.150	01/15/14	2,000	2,115,722
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	5.250	10/15/13	19,750	20,974,757
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	5.450	11/01/12	3,005	3,230,913
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	6.600	01/15/12	2,375	2,581,955
HSBC Bank PLC (United Kingdom), Sub. Notes	A2	6.950	03/15/11	1,338	1,395,538
ICICI Bank Ltd. (India), Bonds, 144A(d)	Baa2	0.824	01/12/10	420	419,174
ICICI Bank Ltd. (Singapore), Notes, 144A	Baa2	5.750	11/16/10	440	449,295
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	3.700	01/20/15	3,175	3,184,392
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	4.750	05/01/13	6,900	7,283,102
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	5.375	10/01/12	1,000	1,082,130
JPMorgan Chase & Co., Sr. Unsec’d. Notes, MTN	Aa3	5.375	01/15/14	5,515	5,904,221
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	5.600	06/01/11	1,525	1,614,254
JPMorgan Chase & Co., Sub. Notes	A1	5.125	09/15/14	10,000	10,547,630
JPMorgan Chase & Co., Sub. Notes	A1	5.750	01/02/13	20,437	21,795,815
JPMorgan Chase & Co., Sub. Notes	A1	6.750	02/01/11	500	527,425

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

Banking (cont’d.)
JPMorgan Chase Capital XXVI (Capital Security, fixed to floating preferred)	A2	8.000%	05/15/48	$16	$429,760
KeyBank NA, Sub. Notes	A3	5.700	08/15/12	1,300	1,338,282
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, Ser. C, MTN	A2	4.250	02/08/10	2,055	2,062,109
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes	A2	5.450	02/05/13	15,220	16,015,565
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes	A2	6.050	08/15/12	1,665	1,783,601
Morgan Stanley, Sr. Unsec’d. Notes	A2	4.000	01/15/10	1,160	1,161,300
Morgan Stanley, Sr. Unsec’d. Notes	A2	4.200	11/20/14	10,000	10,006,980
Morgan Stanley, Sr. Unsec’d. Notes	A2	5.300	03/01/13	4,985	5,254,165
Morgan Stanley, Sr. Unsec’d. Notes	A2	5.375	10/15/15	475	490,797
Morgan Stanley, Sr. Unsec’d. Notes	A2	5.625	01/09/12	4,500	4,748,949
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	6.000	05/13/14	10,000	10,752,020
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	6.000	04/28/15	9,590	10,215,479
Morgan Stanley, Sr. Unsec’d. Notes	A2	6.600	04/01/12	10,000	10,879,940
Morgan Stanley, Sr. Unsec’d. Notes	A2	6.750	04/15/11	3,000	3,178,449
National City Bank, Sub. Notes	A2	4.625	05/01/13	3,350	3,432,135
Nordea Bank AB (Sweden), Sr. Unsec’d. Notes, 144A	Aa2	3.700	11/13/14	7,900	7,884,769
Northern Trust Corp., Sr. Unsec’d. Notes	A1	5.500	08/15/13	1,385	1,515,045
PNC Funding Corp., Gtd. Notes	A3	4.250	09/21/15	6,500	6,630,683
PNC Funding Corp., Gtd. Notes	A3	5.400	06/10/14	3,630	3,882,183
Rabobank Nederland NV (Netherlands), Notes, 144A	Aaa	2.650	08/17/12	3,000	3,034,455
Rabobank Nederland NV (Netherlands), Sr. Unsec’d. Notes, 144A	Aaa	4.200	05/13/14	3,850	3,984,072

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	17

Portfolio of Investments

December 31, 2009 continued

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

Banking (cont’d.)
Royal Bank of Scotland PLC (The) (United Kingdom), Gtd. Notes, 144A, MTN	Aa3	4.875%	08/25/14	$5,250	$5,321,846
State Street Corp., Sr. Unsec’d. Notes	A1	4.300	05/30/14	3,500	3,621,832
SunTrust Banks, Inc., Sr. Unsec’d. Notes	Baa1	5.250	11/05/12	610	632,911
Svenska Handelsbanken AB (Sweden), Sr. Unsec’d. Notes, 144A	Aa2	2.875	09/14/12	7,140	7,184,047
Svenska Handelsbanken AB (Sweden), Sr. Unsec’d. Notes, 144A	Aa2	4.875	06/10/14	2,500	2,619,620
US Bank NA, Sub. Notes	Aa2	6.300	02/04/14	665	736,852
US Bank NA, Sub. Notes	Aa2	6.375	08/01/11	3,000	3,224,952
Wachovia Corp., Sr. Unsec’d. Notes(d)	A1	0.413	04/23/12	5,000	4,930,225
Wachovia Corp., Sr. Unsec’d. Notes, MTN(d)	A1	2.051	05/01/13	5,000	5,101,275
Wachovia Corp., Sr. Unsec’d. Notes, MTN	A1	5.500	05/01/13	16,600	17,634,728
Wachovia Corp., Sr. Unsec’d. Notes, MTN	A1	5.700	08/01/13	4,900	5,270,151
Wells Fargo & Co., Sr. Unsec’d. Notes, Ser. I, MTN	A1	3.750	10/01/14	5,000	4,985,270
Wells Fargo & Co., Sr. Unsec’d. Notes	A1	5.250	10/23/12	19,250	20,550,800
Wells Fargo Bank NA, Sub. Notes	Aa3	6.450	02/01/11	2,000	2,112,094
Wells Fargo Capital XIII, Gtd. Notes, Ser. G, MTN(d)	Ba1	7.700	12/29/49	500	485,000
Wells Fargo Capital XV, Gtd. Notes(d)	Ba1	9.750	12/31/49	1,000	1,070,000
Westpac Banking Corp. (Australia), Sr. Unsec’d. Notes	Aa1	2.250	11/19/12	13,245	13,213,768
Westpac Banking Corp. (Australia), Sr. Unsec’d. Notes	Aa1	4.200	02/27/15	5,000	5,082,360

					624,272,984

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

Brokerage 0.3%
BlackRock, Inc., Sr. Unsec’d. Notes	A1	3.500%	12/10/14	$5,980	$5,904,903
Charles Schwab Corp. (The), Sr. Unsec’d. Notes	A2	4.950	06/01/14	2,150	2,268,108
Janus Capital Group, Inc., Sr. Unsec’d. Notes	Baa3	6.500	06/15/12	650	645,218
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(f)	NR	5.250	02/06/12	1,520	296,400
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(f)	NR	5.625	01/24/13	1,000	205,000
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(f)	NR	6.000	07/19/12	900	175,500

					9,495,129

Building Materials & Construction 0.4%
CRH America, Inc., Gtd. Notes	Baa1	5.300	10/15/13	2,000	2,084,360
CRH America, Inc., Gtd. Notes	Baa1	5.625	09/30/11	570	599,183
CRH America, Inc., Gtd. Notes	Baa1	6.950	03/15/12	4,000	4,332,840
D.R. Horton, Inc., Gtd. Notes	Ba3	6.000	04/15/11	2,510	2,553,925
Hanson Ltd. (United Kingdom), Gtd. Notes	B1	7.875	09/27/10	620	642,463
Lafarge SA (France), Sr. Unsec’d. Notes	Baa3	6.150	07/15/11	700	729,458

					10,942,229

Cable 2.7%
Comcast Cable Communications Holdings, Inc., Gtd. Notes	Baa1	8.375	03/15/13	4,780	5,509,892
Comcast Cable Communications LLC, Sr. Unsec’d. Notes	Baa1	6.750	01/30/11	1,810	1,910,214
Comcast Corp., Gtd. Notes	Baa1	5.300	01/15/14	6,300	6,723,952
Comcast Corp., Gtd. Notes	Baa1	5.450	11/15/10	1,145	1,183,335
Comcast Corp., Gtd. Notes	Baa1	5.500	03/15/11	1,800	1,883,650
Comcast Holdings Corp., Gtd. Notes	Baa2	10.625	07/15/12	3,000	3,539,760

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	19

Portfolio of Investments

December 31, 2009 continued

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

Cable (cont’d.)
COX Communications, Inc., Sr. Unsec’d. Notes	Baa3	4.625%	01/15/10	$2,725	$2,728,541
COX Communications, Inc., Sr. Unsec’d. Notes	Baa2	5.450	12/15/14	3,501	3,750,803
COX Communications, Inc., Sr. Unsec’d. Notes	Baa2	6.750	03/15/11	390	410,063
COX Communications, Inc., Sr. Unsec’d. Notes	Baa3	7.750	11/01/10	2,300	2,407,789
COX Communications, Inc.	Baa3	4.625	06/01/13	1,950	2,027,782
COX Communications, Inc.	Baa3	7.125	10/01/12	765	849,790
DIRECTV Holdings LLC/ DIRECTV Financing Co., Inc., Gtd. Notes, 144A	Ba2	4.750	10/01/14	7,700	7,848,887
DIRECTV Holdings LLC/ DIRECTV Financing Co., Inc., Gtd. Notes	Ba2	7.625	05/15/16	2,500	2,731,250
DISH DBS Corp., Gtd. Notes	Ba3	6.375	10/01/11	4,500	4,646,250
Time Warner Cable, Inc., Gtd. Notes	Baa2	3.500	02/01/15	6,600	6,520,437
Time Warner Cable, Inc., Gtd. Notes	Baa2	5.400	07/02/12	2,880	3,077,075
Time Warner Cable, Inc., Gtd. Notes	Baa2	6.200	07/01/13	1,000	1,098,456
Time Warner Cable, Inc., Gtd. Notes	Baa2	8.250	02/14/14	9,535	11,143,984

					69,991,910

Capital Goods 2.9%
Caterpillar Financial Services Corp., Notes, MTN	A2	1.900	12/17/12	6,400	6,375,034
Caterpillar Financial Services Corp., Sr. Unsec’d. Notes, MTN	A2	4.850	12/07/12	6,270	6,742,250
Caterpillar Financial Services Corp., Sr. Unsec’d. Notes, MTN	A2	6.200	09/30/13	455	507,027
Emerson Electric Co., Sr. Unsec’d. Notes	A2	4.125	04/15/15	3,000	3,102,789

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

Capital Goods (cont’d.)
Erac USA Finance Co., Gtd. Notes, 144A (original cost $899,307; purchased 10/10/07)(a)(g)	Baa2	5.800%	10/15/12	$900	$943,693
Erac USA Finance Co., Gtd. Notes, 144A (original cost $815,000; purchased 05/08/09)(a)(g)	Baa2	5.900	11/15/15	1,000	1,034,480
Erac USA Finance Co., Gtd. Notes, 144A (original cost $3,406,536; purchased 01/18/06 - 10/22/09)(a)(g)	Baa2	8.000	01/15/11	3,196	3,351,028
Honeywell International, Inc., Sr. Unsec’d. Notes	A2	3.875	02/15/14	2,820	2,937,927
Hutchison Whampoa International Ltd. (Cayman Islands), Gtd. Notes, 144A	A3	4.625	09/11/15	7,500	7,567,425
Illinois Tool Works, Inc., Sr. Unsec’d. Notes	A1	5.150	04/01/14	2,000	2,178,910
ITT Corp., Sr. Unsec’d. Notes	Baa1	4.900	05/01/14	3,500	3,667,493
John Deere Capital Corp., Notes, MTN	A2	5.400	10/17/11	3,250	3,472,852
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	A2	4.500	04/03/13	2,500	2,624,695
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	A2	4.950	12/17/12	1,565	1,678,347
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	A2	5.250	10/01/12	1,000	1,079,936
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	A2	5.650	07/25/11	2,500	2,664,837
Siemens Financieringsmaatschappij NV (Netherlands), Gtd. Notes, 144A	A1	5.500	02/16/12	508	542,547
Textron Financial Corp., Sr. Unsec’d. Notes, MTN	Baa3	4.600	05/03/10	1,700	1,699,565
Timken Co., Sr. Unsec’d. Notes	Baa3	6.000	09/15/14	2,665	2,804,555
Trane US, Inc., Gtd. Notes	BBB+(b)	7.625	02/15/10	810	814,863

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	21

Portfolio of Investments

December 31, 2009 continued

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

Capital Goods (cont’d.)
Tyco International Finance SA (Luxembourg), Gtd. Notes	Baa1	4.125%	10/15/14	$1,100	$1,124,449
Tyco International Finance SA (Luxembourg), Gtd. Notes	Baa1	6.375	10/15/11	7,000	7,506,100
Tyco International Finance SA (Luxembourg), Gtd. Notes	Baa1	6.750	02/15/11	1,000	1,049,553
Waste Management, Inc., Gtd. Notes	Baa3	6.375	11/15/12	7,730	8,503,873
Waste Management, Inc., Gtd. Notes	Baa3	6.375	03/11/15	1,000	1,108,133

					75,082,361

Chemicals 1.6%
Chevron Phillips Chemical Co. LLC, Sr. Notes, 144A	Baa1	7.000	06/15/14	2,500	2,750,053
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3	4.850	08/15/12	5,000	5,254,805
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3	5.900	02/15/15	4,000	4,298,304
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3	6.125	02/01/11	1,580	1,647,099
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3	7.600	05/15/14	7,600	8,647,979
E.I. DU Pont de Nemours & Co., Sr. Unsec’d. Notes	A2	5.000	07/15/13	1,145	1,233,448
E.I. DU Pont de Nemours & Co., Sr. Unsec’d. Notes	A2	5.000	01/15/13	735	787,136
E.I. DU Pont de Nemours & Co., Sr. Notes	A2	3.250	01/15/15	6,670	6,607,509
Lubrizol Corp., Gtd. Notes	Baa2	5.500	10/01/14	2,820	3,001,927
Potash Corp. of Saskatchewan, Inc. (Canada), Sr. Unsec’d. Notes	Baa1	5.250	05/15/14	7,000	7,522,228
PPG Industries, Inc., Sr. Unsec’d. Notes	Baa1	5.750	03/15/13	1,000	1,067,689

					42,818,177

Consumer 1.2%
Clorox Co. (The), Sr. Unsec’d. Notes	Baa2	5.450	10/15/12	8,079	8,686,242

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

Consumer (cont’d.)
Colgate-Palmolive Co., Sr. Unsec’d. Notes, Ser. F, MTN	Aa3	3.150%	08/05/15	$6,600	$6,672,171
Fortune Brands, Inc., Sr. Unsec’d. Notes	Baa3	5.125	01/15/11	2,165	2,232,964
Fortune Brands, Inc., Sr. Unsec’d. Notes	Baa3	6.375	06/15/14	1,250	1,338,694
Koninklijke Philips Electronics NV (Netherlands), Sr. Unsec’d. Notes	A3	4.625	03/11/13	1,000	1,052,853
Procter & Gamble Co. (The), Sr. Notes	Aa3	3.150	09/01/15	4,500	4,537,791
Procter & Gamble Co. (The), Sr. Unsec’d. Notes	Aa3	3.500	02/15/15	2,000	2,046,028
Procter & Gamble Co. (The), Sr. Unsec’d. Notes	Aa3	4.600	01/15/14	1,380	1,469,391
Western Union Co. (The), Gtd. Notes	A3	5.400	11/17/11	690	736,701
Whirlpool Corp., Sr. Unsec’d. Notes	Baa3	6.125	06/15/11	415	431,318
Whirlpool Corp., Sr. Unsec’d. Notes, MTN	Baa3	8.600	05/01/14	3,000	3,396,783

					32,600,936

Electric 5.6%
AES Corp. (The), Sr. Unsec’d. Notes	B1	9.375	09/15/10	500	516,250
Alabama Power Co., Sr. Unsec’d. Notes, Ser. HH	A2	5.100	02/01/11	835	865,883
Alliant Energy Corp., Sr. Unsec’d. Notes	Baa1	4.000	10/15/14	2,000	2,000,506
Appalachian Power Co., Sr. Unsec’d. Notes, Ser. J	Baa2	4.400	06/01/10	1,000	1,011,190
Arizona Public Service Co., Sr. Unsec’d. Notes	Baa2	6.375	10/15/11	2,640	2,826,088
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes	Baa2	6.125	07/01/13	950	1,026,535
CenterPoint Energy Houston Electric LLC, Genl. Ref. Mtge., Ser. U	Baa1	7.000	03/01/14	4,310	4,907,202

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	23

Portfolio of Investments

December 31, 2009 continued

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

Electric (cont’d.)
Cleveland Electric Illuminating Co. (The), Sr. Unsec’d. Notes	Baa3	5.650%	12/15/13	$3,300	$3,491,351
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes	A3	5.550	04/01/14	2,500	2,721,265
Consolidated Natural Gas Co., Sr. Unsec’d. Notes, Ser. C	Baa2	6.250	11/01/11	5,000	5,382,600
Consumers Energy Co., First Mtge. Bonds, Ser. D	A3	5.375	04/15/13	1,500	1,610,604
Delmarva Power & Light Co., First Mtge. Bonds	A3	6.400	12/01/13	2,000	2,214,172
Detroit Edison Co. (The), Sr. Sec’d. Notes	A2	6.400	10/01/13	1,000	1,104,618
Dominion Resources, Inc., Sr. Unsec’d. Notes, Ser. B	Baa2	6.250	06/30/12	2,000	2,160,156
DTE Energy Co., Sr. Unsec’d. Notes	Baa2	7.625	05/15/14	1,550	1,730,352
Duke Energy Corp., Sr. Unsec’d. Notes	Baa2	3.950	09/15/14	5,000	5,065,440
Duke Energy Corp., Sr. Unsec’d. Notes	Baa2	5.650	06/15/13	1,700	1,823,607
Duke Energy Corp., Sr. Unsec’d. Notes	Baa2	6.300	02/01/14	2,000	2,199,238
Duke Energy Ohio, Inc., First Mtge. Bonds	A2	2.100	06/15/13	5,000	4,936,845
EDP Finance BV (Netherlands), Sr. Unsec’d. Notes, 144A	A3	5.375	11/02/12	1,000	1,076,843
ENEL Finance International SA (Luxembourg), Gtd. Notes, 144A	A2	3.875	10/07/14	10,700	10,830,294
ENEL Finance International SA (Luxembourg), Gtd. Notes, 144A	A2	5.700	01/15/13	620	669,122
FirstEnergy Corp., Sr. Unsec’d. Notes, Ser. B	Baa3	6.450	11/15/11	25	26,806
FirstEnergy Solutions Corp., Gtd. Notes	Baa2	4.800	02/15/15	4,200	4,286,911
FPL Group Capital, Inc., Gtd. Notes	A2	5.350	06/15/13	705	756,557

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

Electric (cont’d.)
FPL Group Capital, Inc., Gtd. Notes	A2	5.625%	09/01/11	$275	$292,525
Iberdrola Finance Ireland Ltd. (Ireland), Gtd. Notes, 144A	A3	3.800	09/11/14	4,050	4,068,310
Korea Hydro & Nuclear Power Co. Ltd. (South Korea), Sr. Unsec’d. Notes, 144A	A2	6.250	06/17/14	2,000	2,182,218
MidAmerican Energy Co., Sr. Unsec’d. Notes	A2	5.650	07/15/12	2,175	2,348,002
MidAmerican Energy Holdings Co., Sr. Unsec’d. Notes	Baa1	3.150	07/15/12	5,000	5,093,170
National Rural Utilities Cooperative Finance Corp.	A1	2.625	09/16/12	3,200	3,219,869
Nevada Power Co., Genl. Ref. Mtge., Ser. A	Baa3	8.250	06/01/11	1,785	1,929,503
Niagara Mohawk Power Corp., Sr. Unsec’d. Notes, 144A	A3	3.553	10/01/14	4,750	4,735,460
NiSource Finance Corp., Gtd. Notes	Baa3	6.150	03/01/13	600	638,854
Oncor Electric Delivery Co. LLC, Sr. Sec’d. Notes	Baa1	5.950	09/01/13	7,100	7,617,405
Oncor Electric Delivery Co. LLC, Sr. Sec’d. Notes	Baa1	6.375	05/01/12	1,000	1,080,046
Oncor Electric Delivery Co. LLC, Sr. Sec’d. Notes	Baa1	6.375	01/15/15	3,000	3,272,514
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	A3	4.200	03/01/11	505	521,123
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	A3	6.250	12/01/13	13,500	15,028,808
PECO Energy Co., First Mtge. Bonds	A2	5.000	10/01/14	2,685	2,884,340
Progress Energy, Inc., Sr. Unsec’d. Notes	Baa2	6.050	03/15/14	3,400	3,722,177
PSEG Power LLC, Gtd. Notes	Baa1	6.950	06/01/12	260	284,038
PSEG Power LLC, Gtd. Notes	Baa1	7.750	04/15/11	8,444	9,035,485
Southern California Edison Co., First Ref. Mortgage	A1	5.750	03/15/14	2,425	2,681,386
Southern Co. (The), Sr. Unsec’d. Notes	A3	4.150	05/15/14	1,500	1,542,526
TECO Finance, Inc., Gtd. Notes	Baa3	7.000	05/01/12	3,000	3,201,702

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	25

Portfolio of Investments

December 31, 2009 continued

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

Electric (cont’d.)
Transalta Corp. (Canada), Sr. Unsec’d. Notes	Baa2	4.750%	01/15/15	$3,860	$3,886,869
Virginia Electric And Power Co., Sr. Unsec’d. Notes	Baa1	5.100	11/30/12	900	971,996
Wisconsin Electric Power Co., Sr. Unsec’d. Notes	A1	6.000	04/01/14	435	485,738

					145,964,499

Energy - Integrated 3.4%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	Aa1	3.125	03/10/12	6,000	6,180,288
BP Capital Markets PLC (United Kingdom), Gtd. Notes	Aa1	3.625	05/08/14	2,000	2,046,010
BP Capital Markets PLC (United Kingdom), Gtd. Notes	Aa1	5.250	11/07/13	1,000	1,089,229
Burlington Resources Finance Co. (Canada), Gtd. Notes	A2	6.400	08/15/11	470	506,727
Cenovus Energy, Inc. (Canada), Sr. Notes, 144A	Baa2	4.500	09/15/14	8,875	9,161,192
Chevron Corp., Sr. Unsec’d. Notes	Aa1	3.950	03/03/14	3,240	3,382,615
Conoco Funding Co. (Canada), Gtd. Notes	A1	6.350	10/15/11	2,000	2,175,922
ConocoPhillips, Gtd. Notes	A1	4.600	01/15/15	2,300	2,442,577
ConocoPhillips, Gtd. Notes	A1	4.750	10/15/12	1,500	1,607,307
ConocoPhillips, Gtd. Notes	A1	4.750	02/01/14	13,840	14,859,897
ConocoPhillips Australia Funding Co., Gtd. Notes	A1	5.500	04/15/13	2,400	2,606,282
Hess Corp., Sr. Unsec’d. Notes	Baa2	7.000	02/15/14	4,600	5,175,276
Husky Energy, Inc. (Canada), Sr. Unsec’d. Notes	Baa2	5.900	06/15/14	3,870	4,218,494
Husky Energy, Inc. (Canada), Sr. Unsec’d. Notes	Baa2	6.250	06/15/12	2,707	2,922,212
Marathon Oil Canada Corp. (Canada), Gtd. Notes	Baa1	8.375	05/01/12	855	957,045
Marathon Oil Corp., Sr. Unsec’d. Notes	Baa1	6.500	02/15/14	1,800	1,991,095

See Notes to Financial Statements.

26	Visit our website at www.prudentialfunds.com

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

Energy - Integrated (cont’d.)
Petro-Canada (Canada), Sr. Unsec’d. Notes	Baa2	4.000%	07/15/13	$4,000	$4,129,716
Shell International Finance BV (Netherlands), Gtd. Notes	Aa1	3.250	09/22/15	8,200	8,206,954
Shell International Finance BV (Netherlands), Gtd. Notes	Aa1	4.000	03/21/14	4,000	4,174,124
Statoil ASA (Norway), Gtd. Notes	Aa2	2.900	10/15/14	2,325	2,315,384
Statoil ASA (Norway), Gtd. Notes	Aa2	3.875	04/15/14	8,200	8,521,342
TNK-BP Finance SA (Luxembourg), Gtd. Notes, 144A	Baa2	6.875	07/18/11	750	774,375

					89,444,063

Energy - Other 1.7%
Anadarko Finance Co. (Canada), Gtd. Notes, Ser. B	Baa3	6.750	05/01/11	4,517	4,773,258
Apache Corp., Sr. Unsec’d. Notes	A3	5.250	04/15/13	1,405	1,505,712
Canadian Natural Resources Ltd. (Canada), Sr. Unsec’d. Notes	Baa2	5.150	02/01/13	880	936,583
Delek & Avner Yam Tethys Ltd. (Israel), Sr. Sec’d. Notes, 144A	Baa3	5.326	08/01/13	191	189,692
Devon Energy Corp., Sr. Notes	Baa1	5.625	01/15/14	2,000	2,160,590
Devon Financing Corp. (Canada), Gtd. Notes	Baa1	6.875	09/30/11	2,000	2,172,630
EnCana Holdings Finance Corp. (Canada), Gtd. Notes	Baa2	5.800	05/01/14	2,000	2,183,396
Kerr-McGee Corp., Gtd. Notes	Baa3	6.875	09/15/11	2,000	2,150,264
Premcor Refining Group, Inc. (The), Gtd. Notes	Baa2	6.125	05/01/11	3,545	3,690,501
Transocean, Inc. (Cayman Islands), Sr. Unsec’d. Notes	Baa2	5.250	03/15/13	1,200	1,285,967
Weatherford International, Inc., Gtd. Notes	Baa1	5.950	06/15/12	705	754,509
Woodside Finance Ltd. (Australia), Gtd. Notes, 144A	Baa1	4.500	11/10/14	4,800	4,842,797

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	27

Portfolio of Investments

December 31, 2009 continued

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

Energy - Other (cont’d.)
XTO Energy, Inc., Sr. Unsec’d. Notes	Baa2	4.625%	06/15/13	$3,350	$3,561,643
XTO Energy, Inc., Sr. Unsec’d. Notes	Baa2	5.750	12/15/13	2,000	2,224,888
XTO Energy, Inc., Sr. Unsec’d. Notes	Baa2	5.900	08/01/12	7,890	8,644,868
XTO Energy, Inc., Sr. Unsec’d. Notes	Baa2	6.250	04/15/13	2,500	2,753,410

					43,830,708

Foods 7.8%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes, 144A	Baa2	3.000	10/15/12	12,100	12,156,688
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes, 144A	Baa2	5.375	11/15/14	9,500	10,058,182
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes, 144A	Baa2	7.200	01/15/14	9,080	10,298,182
Bottling Group LLC, Gtd. Notes	Aa2	6.950	03/15/14	3,300	3,797,006
Bunge Ltd. Finance Corp., Gtd. Notes	Baa2	5.350	04/15/14	750	766,702
Campbell Soup Co., Sr. Unsec’d. Notes	A2	5.000	12/03/12	1,230	1,328,385
Cargill, Inc., Sr. Unsec’d. Notes, 144A (original cost $6,308,730; purchased 08/11/09 - 08/19/09)(a)(g)	A2	5.200	01/22/13	6,000	6,362,058
Coca-Cola Co. (The), Sr. Unsec’d. Notes	Aa3	3.625	03/15/14	2,700	2,783,122
Coca-Cola Enterprises, Inc., Sr. Unsec’d. Notes	A3	4.250	03/01/15	3,230	3,392,844
Coca-Cola Enterprises, Inc., Sr. Unsec’d. Notes	A3	7.375	03/03/14	1,000	1,159,598
Coca-Cola Enterprises, Inc., Sr. Unsec’d. Notes	A3	8.500	02/01/12	2,425	2,729,990
ConAgra Foods, Inc., Sr. Unsec’d. Notes	Baa2	5.875	04/15/14	3,000	3,269,247

See Notes to Financial Statements.

28	Visit our website at www.prudentialfunds.com

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

Foods (cont’d.)
ConAgra Foods, Inc., Sr. Unsec’d. Notes	Baa2	7.875%	09/15/10	$990	$1,036,365
Darden Restaurants, Inc., Sr. Unsec’d. Notes	Baa3	5.625	10/15/12	5,860	6,254,689
Delhaize Group (Belgium), Gtd. Notes	Baa3	5.875	02/01/14	5,164	5,546,203
Diageo Capital PLC (United Kingdom), Gtd. Notes	A3	4.375	05/03/10	275	278,698
Diageo Capital PLC (United Kingdom), Gtd. Notes	A3	5.125	01/30/12	5,390	5,729,662
Diageo Capital PLC (United Kingdom), Gtd. Notes	A3	5.200	01/30/13	4,045	4,330,391
Diageo Capital PLC (United Kingdom), Gtd. Notes	A3	7.375	01/15/14	3,350	3,875,324
Dr Pepper Snapple Group, Inc., Gtd. Notes	Baa3	2.350	12/21/12	9,250	9,259,851
Dr Pepper Snapple Group, Inc., Gtd. Notes	Baa3	6.120	05/01/13	1,000	1,094,419
General Mills, Inc., Sr. Unsec’d. Notes	Baa1	5.200	03/17/15	1,000	1,067,143
General Mills, Inc., Sr. Unsec’d. Notes	Baa1	5.250	08/15/13	1,210	1,305,396
General Mills, Inc., Sr. Unsec’d. Notes	Baa1	5.650	09/10/12	4,250	4,623,477
General Mills, Inc., Sr. Unsec’d. Notes	Baa1	6.000	02/15/12	600	647,806
General Mills, Inc., Sr. Unsec’d. Notes, MTN	Baa1	8.022	02/05/13	3,000	3,367,269
Hershey Co. (The), Sr. Unsec’d. Notes	A2	5.000	04/01/13	575	609,096
H.J. Heinz Co., Sr. Unsec’d. Notes	Baa2	5.350	07/15/13	1,100	1,182,485
H.J. Heinz Finance Co., Gtd. Notes	Baa2	6.625	07/15/11	3,835	4,117,981
Kellogg Co., Sr. Unsec’d. Notes	A3	5.125	12/03/12	1,265	1,372,858
Kraft Foods, Inc., Sr. Unsec’d. Notes(d)	Baa2	0.773	08/11/10	1,350	1,349,878
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	5.250	10/01/13	3,850	4,068,434

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	29

Portfolio of Investments

December 31, 2009 continued

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

Foods (cont’d.)
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	5.625%	11/01/11	$3,200	$3,398,608
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	6.000	02/11/13	6,595	7,072,531
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	6.250	06/01/12	3,600	3,879,832
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	6.750	02/19/14	1,000	1,105,833
Kroger Co. (The), Gtd. Notes	Baa2	5.000	04/15/13	2,570	2,717,814
Kroger Co. (The), Gtd. Notes	Baa2	6.200	06/15/12	4,750	5,174,659
Kroger Co. (The), Gtd. Notes	Baa2	7.500	01/15/14	4,355	4,970,300
McCormick & Co., Inc., Sr. Unsec’d. Notes, MTN	A2	5.250	09/01/13	1,150	1,242,706
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	A3	4.300	03/01/13	1,000	1,057,879
Mead Johnson Nutrition Co., Gtd. Notes, 144A	Baa1	3.500	11/01/14	3,335	3,296,991
PepsiAmericas, Inc., Bonds	Baa1	5.625	05/31/11	285	300,788
PepsiAmericas, Inc., Sr. Unsec’d. Notes	Baa1	4.375	02/15/14	1,000	1,040,418
PepsiAmericas, Inc., Sr. Unsec’d. Notes	Baa1	5.750	07/31/12	2,263	2,460,818
SABMiller PLC (United Kingdom), Sr. Unsec’d. Notes, 144A	Baa1	5.500	08/15/13	1,643	1,749,366
SABMiller PLC (United Kingdom), Sr. Unsec’d. Notes, 144A	Baa1	6.200	07/01/11	5,650	5,979,406
Safeway, Inc., Sr. Unsec’d. Notes	Baa2	4.950	08/16/10	3,280	3,366,382
Safeway, Inc., Sr. Unsec’d. Notes	Baa2	5.800	08/15/12	2,845	3,072,725
Safeway, Inc., Sr. Unsec’d. Notes	Baa2	6.250	03/15/14	815	895,087
Safeway, Inc., Sr. Unsec’d. Notes	Baa2	6.500	03/01/11	12,267	12,965,495
Sara Lee Corp., Sr. Unsec’d. Notes	Baa1	3.875	06/15/13	5,000	5,112,320
Sara Lee Corp., Sr. Unsec’d. Notes	Baa1	6.250	09/15/11	3,000	3,200,685

See Notes to Financial Statements.

30	Visit our website at www.prudentialfunds.com

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

Foods (cont’d.)
Unilever Capital Corp., Gtd. Notes	A1	3.650%	02/15/14	$2,800	$2,883,681
Yum! Brands, Inc., Sr. Unsec’d. Notes	Baa3	4.250	09/15/15	2,500	2,507,505
Yum! Brands, Inc., Sr. Unsec’d. Notes	Baa3	7.700	07/01/12	4,325	4,857,152
Yum! Brands, Inc., Sr. Unsec’d. Notes	Baa3	8.875	04/15/11	2,130	2,304,815

					205,833,225

Healthcare & Pharmaceutical 5.7%
AmerisourceBergen Corp., Gtd. Notes	Baa3	5.625	09/15/12	600	638,852
AstraZeneca PLC (United Kingdom), Sr. Unsec’d. Notes	A1	5.400	09/15/12	5,844	6,383,711
Baxter Finco BV (Netherlands), Gtd. Notes	A3	4.750	10/15/10	830	856,632
Baxter International, Inc., Sr. Unsec’d. Notes	A3	4.000	03/01/14	1,990	2,052,164
Beckman Coulter, Inc., Sr. Unsec’d. Notes	Baa3	6.000	06/01/15	3,000	3,270,744
Boston Scientific Corp., Sr. Unsec’d. Notes	Ba1	4.250	01/12/11	1,150	1,170,125
Boston Scientific Corp., Sr. Unsec’d. Notes	Ba1	4.500	01/15/15	1,000	1,002,041
Boston Scientific Corp., Sr. Unsec’d. Notes	Ba1	6.000	06/15/11	1,960	2,048,200
Bristol-Myers Squibb Co., Sr. Unsec’d. Notes	A2	5.250	08/15/13	2,000	2,167,672
Cardinal Health, Inc., Sr. Unsec’d. Notes	Baa3	5.500	06/15/13	3,250	3,454,302
Cardinal Health, Inc., Sr. Unsec’d. Notes	Baa3	5.650	06/15/12	1,500	1,597,079
CareFusion Corp., Sr. Unsec’d. Notes, 144A	Baa3	4.125	08/01/12	4,690	4,835,015
Covidien International Finance SA (Luxembourg), Gtd. Notes	Baa1	5.150	10/15/10	720	742,412
Covidien International Finance SA (Luxembourg), Gtd. Notes	Baa1	5.450	10/15/12	2,400	2,596,968

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	31

Portfolio of Investments

December 31, 2009 continued

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

Healthcare & Pharmaceutical (cont’d.)
Eli Lilly & Co., Sr. Unsec’d. Notes	A1	3.550%	03/06/12	$5,000	$5,203,430
Express Scripts, Inc., Gtd. Notes	Baa3	5.250	06/15/12	5,500	5,844,305
GlaxoSmithKline Capital, Inc., Gtd. Notes	A1	4.850	05/15/13	4,600	4,937,865
Hospira, Inc., Sr. Unsec’d. Notes	Baa3	5.550	03/30/12	12,665	13,499,193
Hospira, Inc., Sr. Unsec’d. Notes, Ser. G, MTN	Baa3	6.400	05/15/15	2,200	2,435,008
McKesson Corp., Sr. Unsec’d. Notes	Baa3	5.250	03/01/13	2,765	2,925,699
McKesson Corp., Sr. Unsec’d. Notes	Baa3	6.500	02/15/14	5,600	6,194,518
Medco Health Solutions, Inc., Sr. Unsec’d. Notes	Baa3	6.125	03/15/13	11,782	12,604,808
Medco Health Solutions, Inc., Sr. Unsec’d. Notes	Baa3	7.250	08/15/13	2,000	2,221,912
Medtronic, Inc., Sr. Unsec’d. Notes, Ser. B	A1	4.375	09/15/10	1,100	1,129,250
Medtronic, Inc., Sr. Unsec’d. Notes	A1	4.500	03/15/14	1,000	1,059,035
Merck & Co., Inc., Sr. Unsec’d. Notes	Aa3	1.875	06/30/11	5,510	5,561,915
Novartis Capital Corp., Gtd. Notes	Aa2	4.125	02/10/14	2,525	2,654,222
Pfizer, Inc., Sr. Unsec’d. Notes	A1	4.450	03/15/12	3,650	3,860,419
Pfizer, Inc., Sr. Unsec’d. Notes	A1	5.350	03/15/15	2,300	2,513,682
Quest Diagnostics, Inc., Gtd. Notes	Baa3	5.125	11/01/10	535	550,894
Roche Holdings, Inc., Gtd. Notes, 144A	A2	4.500	03/01/12	2,710	2,846,359
Roche Holdings, Inc., Gtd. Notes, 144A	A2	5.000	03/01/14	3,190	3,412,780
Schering-Plough Corp., Gtd. Notes	Aa3	5.300	12/01/13	3,810	4,187,407
Senior Housing Properties Trust, Sr. Unsec’d. Notes	Ba1	8.625	01/15/12	2,000	2,070,000
St. Jude Medical, Inc., Sr. Unsec’d. Notes	Baa1	3.750	07/15/14	4,700	4,750,713

See Notes to Financial Statements.

32	Visit our website at www.prudentialfunds.com

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

Healthcare & Pharmaceutical (cont’d.)
Teva Pharmaceutical Finance Co. LLC, Gtd. Notes	Baa1	5.550%	02/01/16	$5,000	$5,277,860
Thermo Fisher Scientific, Inc., Sr. Notes, 144A	Baa1	2.150	12/28/12	1,180	1,163,709
Watson Pharmaceuticals, Inc., Sr. Unsec’d. Notes	Ba1	5.000	08/15/14	4,000	4,083,912
Wyeth, Gtd. Notes	A1	5.500	03/15/13	10,000	10,872,880
Wyeth, Gtd. Notes	A1	5.500	02/01/14	3,000	3,268,422
Wyeth, Gtd. Notes	A1	6.950	03/15/11	1,125	1,201,795

					149,147,909

Healthcare Insurance 0.9%
Aetna, Inc., Sr. Unsec’d. Notes	A3	5.750	06/15/11	1,290	1,352,831
CIGNA Corp., Sr. Unsec’d. Notes	Baa2	6.375	10/15/11	2,856	3,024,798
Coventry Health Care, Inc., Sr. Unsec’d. Notes	Ba1	5.875	01/15/12	5,000	5,071,595
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	4.875	02/15/13	921	963,609
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	4.875	04/01/13	4,150	4,348,868
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	5.125	11/15/10	600	620,760
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	5.250	03/15/11	1,500	1,554,312
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	5.500	11/15/12	4,000	4,270,688
WellPoint, Inc., Sr. Unsec’d. Notes	Baa1	5.000	01/15/11	1,330	1,375,168
WellPoint, Inc., Sr. Unsec’d. Notes	Baa1	6.000	02/15/14	1,000	1,084,491
WellPoint, Inc., Sr. Unsec’d. Notes	Baa1	6.800	08/01/12	738	814,251

					24,481,371

Insurance 3.0%
Allstate Corp. (The), Sr. Unsec’d. Notes	A3	5.000	08/15/14	1,920	2,022,073
Allstate Corp. (The), Sr. Unsec’d. Notes	A3	6.200	05/16/14	1,750	1,935,348

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	33

Portfolio of Investments

December 31, 2009 continued

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

Insurance (cont’d.)
Allstate Life Global Funding Trusts, Sr. Sec’d. Notes, MTN	A1	5.375%	04/30/13	$5,875	$6,271,410
American International Group, Inc., Sr. Unsec’d. Notes	A3	4.250	05/15/13	4,000	3,694,828
Axis Capital Holdings Ltd. (Bermuda), Sr. Unsec’d. Notes	Baa1	5.750	12/01/14	5,180	5,214,136
Berkshire Hathaway Finance Corp., Gtd. Notes	Aa2	4.600	05/15/13	1,000	1,056,099
Berkshire Hathaway Finance Corp., Gtd. Notes	Aa2	5.000	08/15/13	1,325	1,424,778
Chubb Corp., Sr. Unsec’d. Notes	A2	5.200	04/01/13	570	601,430
Chubb Corp., Sr. Unsec’d. Notes	A2	6.000	11/15/11	5,000	5,371,635
Hartford Financial Services Group, Inc., Sr. Unsec’d. Notes	Baa3	5.250	10/15/11	405	417,969
ING Security Life Institutional Funding, Sr. Unsec’d. Notes, 144A	A2	4.250	01/15/10	1,100	1,098,432
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	4.750	02/15/14	3,255	3,239,994
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	5.650	08/27/12	800	827,950
MassMutual Global Funding II, Sr. Sec’d. Notes, 144A	Aa2	3.625	07/16/12	2,750	2,822,064
MetLife, Inc., Sr. Unsec’d. Notes	A3	5.500	06/15/14	1,500	1,590,696
MetLife, Inc., Sr. Unsec’d. Notes	A3	6.125	12/01/11	5,000	5,375,140
Metropolitan Life Global Funding I, Sr. Sec’d. Notes, 144A, MTN (original cost $4,793,705; purchased 07/21/09 - 09/10/09)(g)	Aa3	5.125	04/10/13	4,600	4,873,194
Metropolitan Life Global Funding I, Sr. Unsec’d. Notes, 144A (original cost $9,971,500; purchased 09/10/09)(g)	Aa3	2.875	09/17/12	10,000	10,078,470

See Notes to Financial Statements.

34	Visit our website at www.prudentialfunds.com

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

Insurance (cont’d.)
New York Life Global Funding, Gtd. Notes, 144A	Aaa	2.250%	12/14/12	$8,450	$8,401,598
Principal Life Income Funding Trusts, Sr. Sec’d. Notes	Aa3	5.200	11/15/10	740	764,458
Principal Life Income Funding Trusts, Sr. Sec’d. Notes, MTN	Aa3	5.300	04/24/13	500	527,949
Progressive Corp. (The), Sr. Unsec’d. Notes	A1	6.375	01/15/12	875	937,714
Travelers Cos., Inc. (The), Sr. Unsec’d. Notes, MTN	A2	5.375	06/15/12	925	979,307
Travelers Cos., Inc. (The), Sr. Unsec’d. Notes	A2	5.500	12/01/15	3,855	4,176,056
XL Capital Ltd. (Cayman Islands), Sr. Unsec’d. Notes	Baa2	5.250	09/15/14	6,300	6,169,722

					79,872,450

Lodging 0.1%
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes	Ba1	6.250	02/15/13	1,046	1,078,687
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes	Ba1	7.875	10/15/14	1,000	1,068,750

					2,147,437

Media & Entertainment 1.6%
CBS Corp., Gtd. Notes	Baa3	6.625	05/15/11	810	848,844
CBS Corp., Gtd. Notes	Baa3	8.200	05/15/14	3,000	3,410,454
Gannett Co., Inc., Sr. Unsec’d. Notes	Ba2	6.375	04/01/12	4,000	4,000,000
Historic TW, Inc., Sr. Unsec’d. Notes	Baa2	9.125	01/15/13	5,000	5,801,665
News America Holdings, Inc., Gtd. Notes	Baa1	9.250	02/01/13	3,000	3,500,235
Time Warner, Inc., Gtd. Notes	Baa2	5.500	11/15/11	2,380	2,526,791
Time Warner, Inc., Gtd. Notes	Baa2	6.750	04/15/11	1,375	1,456,814
Time Warner, Inc., Gtd. Notes	Baa2	6.875	05/01/12	9,000	9,852,687
Viacom, Inc., Sr. Unsec’d. Notes	Baa2	4.250	09/15/15	4,195	4,227,927

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	35

Portfolio of Investments

December 31, 2009 continued

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

Media & Entertainment (cont’d.)
Viacom, Inc., Sr. Unsec’d. Notes	Baa2	4.375%	09/15/14	$1,350	$1,392,202
Vivendi SA (France), Sr. Unsec’d. Notes, 144A	Baa2	5.750	04/04/13	3,800	3,995,119
Walt Disney Co. (The), Sr. Unsec’d. Notes, MTN	A2	4.500	12/15/13	665	706,394

					41,719,132

Metals 2.4%
AK Steel Corp., Gtd. Notes	Ba3	7.750	06/15/12	5,000	5,050,000
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	Baa3	5.375	06/01/13	4,800	5,065,205
ArcelorMittal USA Partnership (Canada), Gtd. Notes	Baa3	9.750	04/01/14	5,000	5,250,000
Barrick Gold Financeco LLC (Canada), Gtd. Notes, MTN	Baa1	6.125	09/15/13	6,130	6,738,194
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	A1	5.000	12/15/10	825	858,782
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	A1	5.125	03/29/12	5,645	6,008,549
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	A1	5.250	12/15/15	3,000	3,247,953
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	A1	5.500	04/01/14	900	987,148
Nucor Corp., Sr. Unsec’d. Notes	A1	5.000	06/01/13	750	795,079
Rio Tinto Alcan, Inc. (Canada), Sr. Unsec’d. Notes	BBB+(b)	4.500	05/15/13	3,200	3,285,830
Rio Tinto Alcan, Inc. (Canada), Sr. Unsec’d. Notes	BBB+(b)	4.875	09/15/12	3,850	4,058,016
Rio Tinto Finance USA Ltd. (Australia), Gtd. Notes	Baa1	5.875	07/15/13	1,560	1,683,298
Rio Tinto Finance USA Ltd. (Australia), Gtd. Notes	Baa1	8.950	05/01/14	9,900	11,863,180
U.S. Steel Corp., Sr. Unsec’d. Notes	Ba3	5.650	06/01/13	800	796,006
Xstrata Canada Corp. (Canada), Gtd. Notes	Baa2	7.350	06/05/12	5,460	5,865,569
Xstrata Finance Canada Ltd. (Canada), Gtd. Notes, 144A	Baa2	5.500	11/16/11	820	860,656

					62,413,465

See Notes to Financial Statements.

36	Visit our website at www.prudentialfunds.com

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

Non Captive Finance 3.1%
Block Financial LLC, Gtd. Notes	Baa1	7.875%	01/15/13	$3,800	$4,233,337
GATX Corp., Sr. Unsec’d. Notes	Baa1	4.750	10/01/12	2,550	2,603,902
General Electric Capital Corp., Sr. Unsec’d. Notes	Aa2	4.800	05/01/13	16,000	16,724,320
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aa2	4.875	03/04/15	1,700	1,765,962
General Electric Capital Corp., Sr. Unsec’d. Notes	Aa2	5.250	10/19/12	4,000	4,256,888
General Electric Capital Corp., Sr. Unsec’d. Notes, Ser. A, MTN	Aa2	5.875	02/15/12	9,358	10,025,927
General Electric Capital Corp., Sr. Unsec’d. Notes	Aa2	5.900	05/13/14	21,000	22,702,512
HSBC Finance Corp., Sr. Unsec’d. Notes	A3	4.750	04/15/10	1,265	1,278,318
International Lease Finance Corp., Sr. Unsec’d. Notes, MTN	B1	5.450	03/24/11	635	585,235
International Lease Finance Corp., Sr. Unsec’d. Notes	B1	6.375	03/25/13	1,000	822,180
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	4.000	01/15/10	4,000	3,998,811
SLM Corp., Sr. Unsec’d. Notes, Ser. A, MTN	Ba1	4.500	07/26/10	1,900	1,893,194
SLM Corp., Sr. Unsec’d. Notes, Ser. A, MTN	Ba1	5.000	10/01/13	1,400	1,287,916
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	5.050	11/14/14	3,000	2,705,937
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	5.125	08/27/12	2,000	1,874,948
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	5.400	10/25/11	650	649,426
SLM Corp., Sr. Unsec’d. Notes	Ba1	5.450	04/25/11	3,000	2,991,663

					80,400,476

Packaging 0.3%
Bemis Co., Inc., Sr. Unsec’d. Notes	Baa1	5.650	08/01/14	3,775	4,018,053
Sealed Air Corp., Sr. Unsec’d. Notes, 144A	Baa3	5.625	07/15/13	5,000	5,286,810

					9,304,863

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	37

Portfolio of Investments

December 31, 2009 continued

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

Paper 0.2%
Georgia-Pacific LLC, Sr. Unsec’d. Notes	B2	8.125%	05/15/11	$1,000	$1,050,000
International Paper Co., Sr. Unsec’d. Notes	Baa3	7.400	06/15/14	3,000	3,341,514

					4,391,514

Pipelines & Other 1.3%
DCP Midstream LLC, Notes, 144A	Baa2	9.700	12/01/13	2,620	3,092,910
DCP Midstream LLC, Sr. Unsec’d. Notes	Baa2	7.875	08/16/10	2,315	2,406,729
Energy Transfer Partners LP, Sr. Unsec’d. Notes	Baa3	5.650	08/01/12	3,750	3,985,691
Energy Transfer Partners LP, Sr. Unsec’d. Notes	Baa3	8.500	04/15/14	2,500	2,885,740
Enterprise Products Operating LLC, Gtd. Notes	Baa3	4.600	08/01/12	4,475	4,725,967
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	Baa2	5.625	02/15/15	3,600	3,871,350
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	Baa2	5.850	09/15/12	1,050	1,129,984
ONEOK Partners LP, Gtd. Notes	Baa2	5.900	04/01/12	600	636,031
Plains All American Pipeline LP/PAA Finance Corp., Gtd. Notes	Baa3	4.250	09/01/12	5,275	5,443,716
Transcanada Pipelines Ltd. (Canada), Sr. Unsec’d. Notes	A3	4.000	06/15/13	2,750	2,817,235
Transcontinental Gas Pipe Line Co. LLC, Sr. Unsec’d. Notes, Ser. B	Baa2	8.875	07/15/12	1,000	1,146,167
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	Baa3	7.125	09/01/11	1,185	1,266,418

					33,407,938

Railroads 1.7%
Burlington Northern Santa Fe Corp., Sr. Unsec’d. Notes	Baa1	4.875	01/15/15	5,000	5,219,880
Burlington Northern Santa Fe Corp., Sr. Unsec’d. Notes	Baa1	5.900	07/01/12	445	482,484

See Notes to Financial Statements.

38	Visit our website at www.prudentialfunds.com

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

Railroads (cont’d.)
Burlington Northern Santa Fe Corp., Sr. Unsec’d. Notes	Baa1	6.750%	07/15/11	$2,555	$2,751,541
Burlington Northern Santa Fe Corp., Sr. Unsec’d. Notes	Baa1	6.875	02/15/16	2,000	2,238,532
Canadian National Railway Co. (Canada), Sr. Unsec’d. Notes	A3	4.400	03/15/13	7,150	7,453,782
CSX Corp., Sr. Unsec’d. Notes	Baa3	5.300	02/15/14	4,000	4,235,436
CSX Corp., Sr. Unsec’d. Notes	Baa3	5.750	03/15/13	675	730,219
CSX Corp., Sr. Unsec’d. Notes	Baa3	6.250	04/01/15	2,000	2,202,902
CSX Corp., Sr. Unsec’d. Notes	Baa3	6.300	03/15/12	1,900	2,055,673
Norfolk Southern Corp., Sr. Unsec’d. Notes	Baa1	5.257	09/17/14	3,000	3,213,672
Norfolk Southern Corp., Sr. Unsec’d. Notes	Baa1	8.625	05/15/10	845	870,182
Union Pacific Corp., Sr. Unsec’d. Notes	Baa2	3.625	06/01/10	2,500	2,530,370
Union Pacific Corp., Sr. Unsec’d. Notes	Baa2	5.125	02/15/14	3,000	3,185,379
Union Pacific Corp., Sr. Unsec’d. Notes	Baa2	5.450	01/31/13	3,145	3,384,268
Union Pacific Corp., Sr. Unsec’d. Notes	Baa2	6.500	04/15/12	3,000	3,276,177
Union Pacific Corp., Sr. Unsec’d. Notes	Baa2	6.650	01/15/11	500	527,386

					44,357,883

Real Estate Investment Trusts 1.7%
AvalonBay Communities, Inc., Sr. Unsec’d. Notes, MTN	Baa1	5.500	01/15/12	590	616,387
AvalonBay Communities, Inc., Sr. Unsec’d. Notes, MTN	Baa1	6.625	09/15/11	3,000	3,174,246
Brandywine Operating Partnership LP, Gtd. Notes	Baa3	5.750	04/01/12	163	166,145
Duke Realty LP, Sr. Unsec’d. Notes	Baa2	5.625	08/15/11	440	450,464
Duke Realty LP, Sr. Unsec’d. Notes	Baa2	7.375	02/15/15	4,535	4,782,534
ERP Operating LP, Sr. Unsec’d. Notes	Baa1	5.500	10/01/12	3,185	3,328,325

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	39

Portfolio of Investments

December 31, 2009 continued

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

Real Estate Investment Trusts (cont’d.)
ERP Operating LP, Sr. Unsec’d. Notes	Baa1	6.625%	03/15/12	$4,000	$4,271,196
Hospitality Properties Trust, Sr. Unsec’d. Notes	Baa2	7.875	08/15/14	3,300	3,406,814
Liberty Property LP, Sr. Unsec’d. Notes	Baa2	6.375	08/15/12	1,350	1,404,524
Mack-Cali Realty LP, Sr. Unsec’d. Notes	Baa2	5.050	04/15/10	1,809	1,819,859
Nationwide Health Properties, Inc., Sr. Unsec’d. Notes	Baa2	6.500	07/15/11	240	249,541
Realty Income Corp., Sr. Unsec’d. Notes	Baa1	5.950	09/15/16	1,700	1,674,804
Simon Property Group LP, Sr. Unsec’d. Notes	A3	4.600	06/15/10	1,100	1,116,287
Simon Property Group LP, Sr. Unsec’d. Notes	A3	5.300	05/30/13	11,550	11,917,348
Simon Property Group LP, Sr. Unsec’d. Notes	A3	5.600	09/01/11	3,215	3,355,357
Simon Property Group LP, Sr. Unsec’d. Notes	A3	5.750	05/01/12	390	409,694
Simon Property Group LP, Sr. Unsec’d. Notes	A3	6.750	05/15/14	2,000	2,131,360

					44,274,885

Retailers 2.5%
Autozone, Inc., Sr. Unsec’d. Notes	Baa2	5.750	01/15/15	3,200	3,470,397
Costco Wholesale Corp., Sr. Unsec’d. Notes	A2	5.300	03/15/12	1,700	1,833,897
CVS Caremark Corp., Sr. Unsec’d. Notes(d)	Baa2	0.556	06/01/10	2,965	2,966,228
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	4.875	09/15/14	2,000	2,118,826
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	5.750	08/15/11	1,000	1,064,875
CVS Pass-Through Trust, Pass-thru Certs., 144A	Baa2	6.117	01/10/13	6,876	7,340,845
GameStop Corp./GameStop, Inc., Gtd. Notes	Ba1	8.000	10/01/12	1,820	1,885,975

See Notes to Financial Statements.

40	Visit our website at www.prudentialfunds.com

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

Retailers (cont’d.)
Home Depot, Inc. (The), Sr. Unsec’d. Notes	Baa1	4.625%	08/15/10	$940	$962,286
Home Depot, Inc. (The), Sr. Unsec’d. Notes	Baa1	5.250	12/16/13	3,205	3,431,135
Home Depot, Inc. (The), Sr. Unsec’d. Notes	Baa1	5.400	03/01/16	4,000	4,187,440
J.C. Penney Corp., Inc., Sr. Unsec’d. Notes	Ba1	8.000	03/01/10	985	995,900
Kohl’s Corp., Sr. Unsec’d. Notes	Baa1	6.300	03/01/11	7,500	7,885,972
Lowe’s Cos., Inc., Sr. Unsec’d. Notes	A1	5.600	09/15/12	2,000	2,198,134
Macy’s Retail Holdings, Inc., Gtd. Notes	Ba2	5.350	03/15/12	2,975	3,038,219
Macy’s Retail Holdings, Inc., Gtd. Notes	Ba2	7.450	09/15/11	1,000	1,040,000
Nordstrom, Inc., Sr. Unsec’d. Notes	Baa2	6.750	06/01/14	2,600	2,903,677
Staples, Inc., Gtd. Notes	Baa2	7.750	04/01/11	1,000	1,074,610
Target Corp., Sr. Unsec’d. Notes	A2	5.125	01/15/13	900	977,224
Target Corp., Sr. Unsec’d. Notes	A2	5.875	07/15/16	4,300	4,730,318
TJX Cos., Inc., Sr. Unsec’d. Notes	A3	4.200	08/15/15	7,140	7,470,004
Walgreen Co., Sr. Unsec’d. Notes	A2	4.875	08/01/13	1,100	1,181,229
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	3.000	02/03/14	2,500	2,513,122

					65,270,313

Technology 3.4%
Affiliated Computer Services, Inc., Sr. Unsec’d. Notes	Ba2	4.700	06/01/10	5,500	5,548,125
Amphenol Corp., Sr. Unsec’d. Notes	Baa3	4.750	11/15/14	3,550	3,551,246
Cisco Systems, Inc., Sr. Unsec’d. Notes	A1	2.900	11/17/14	1,835	1,831,657
Dell, Inc., Sr. Unsec’d. Notes	A2	3.375	06/15/12	9,000	9,307,107
Dell, Inc., Sr. Unsec’d. Notes	A2	4.700	04/15/13	490	517,083

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	41

Portfolio of Investments

December 31, 2009 continued

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

Technology (cont’d.)
Electronic Data Systems LLC, Sr. Unsec’d. Notes, Ser. B	A2	6.000%	08/01/13	$4,000	$4,421,680
Equifax, Inc., Sr. Unsec’d. Notes	Baa1	4.450	12/01/14	2,400	2,412,043
FISERV, Inc., Gtd. Notes	Baa2	6.125	11/20/12	6,335	6,897,998
Hewlett-Packard Co., Sr. Unsec’d. Notes	A2	2.250	05/27/11	10,000	10,142,020
Hewlett-Packard Co., Sr. Unsec’d. Notes	A2	4.250	02/24/12	2,000	2,097,872
Hewlett-Packard Co., Sr. Unsec’d. Notes	A2	6.125	03/01/14	2,800	3,128,684
International Business Machines Corp., Sr. Unsec’d. Notes	A1	6.500	10/15/13	4,500	5,142,420
Intuit, Inc., Sr. Unsec’d. Notes	Baa2	5.400	03/15/12	575	610,882
Motorola, Inc., Sr. Unsec’d. Notes	Baa3	8.000	11/01/11	5,420	5,796,625
Oracle Corp., Sr. Unsec’d. Notes	A2	3.750	07/08/14	6,005	6,196,037
Oracle Corp., Sr. Unsec’d. Notes	A2	4.950	04/15/13	1,560	1,673,975
Seagate Technology HDD Holdings (Cayman Islands), Gtd. Notes	Ba3	6.375	10/01/11	2,750	2,798,125
STATS ChipPAC Ltd. (Singapore), Gtd. Notes	Ba1	6.750	11/15/11	3,000	3,018,750
Xerox Corp., Sr. Unsec’d. Notes	Baa2	4.250	02/15/15	4,200	4,170,722
Xerox Corp., Sr. Unsec’d. Notes	Baa2	5.500	05/15/12	5,664	5,985,828
Xerox Corp., Sr. Unsec’d. Notes	Baa2	7.125	06/15/10	1,500	1,534,296
Xerox Corp., Sr. Unsec’d. Notes	Baa2	8.250	05/15/14	1,500	1,720,685

					88,503,860

Telecommunications 10.0%
ALLTEL Corp., Debs.	A(b)	6.500	11/01/13	4,000	4,441,456
America Movil SAB de CV (Mexico), Gtd. Notes	A3	5.500	03/01/14	6,350	6,739,966
America Movil SAB de CV (Mexico), Sr. Unsec’d. Notes	A3	5.750	01/15/15	2,600	2,743,125
AT&T Corp., Gtd. Notes	A2	7.300	11/15/11	6,685	7,360,653

See Notes to Financial Statements.

42	Visit our website at www.prudentialfunds.com

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

Telecommunications (cont’d.)
AT&T, Inc., Sr. Unsec’d. Notes	A2	4.850%	02/15/14	$2,750	$2,924,061
AT&T, Inc., Sr. Unsec’d. Notes	A2	4.950	01/15/13	1,770	1,888,378
AT&T, Inc., Sr. Unsec’d. Notes	A2	6.700	11/15/13	10,800	12,185,068
AT&T Mobility LLC, Sr. Unsec’d. Notes	A2	6.500	12/15/11	6,000	6,523,962
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	Baa2	5.150	01/15/13	1,000	1,042,786
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	Baa2	9.125	12/15/10	14,619	15,661,627
Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec’d. Notes	A2	3.750	05/20/11	15,000	15,467,490
Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec’d. Notes	A2	5.550	02/01/14	3,100	3,364,362
Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec’d. Notes	A2	7.375	11/15/13	9,350	10,740,027
CenturyTel, Inc., Sr. Unsec’d. Notes, Ser. L	Baa3	7.875	08/15/12	4,000	4,433,988
Deutsche Telekom International Finance BV (Netherlands), Gtd. Notes	Baa1	5.250	07/22/13	5,000	5,307,545
Deutsche Telekom International Finance BV (Netherlands), Gtd. Notes	Baa1	5.875	08/20/13	1,400	1,514,957
Deutsche Telekom International Finance BV (Netherlands), Gtd. Notes	Baa1	8.500	06/15/10	5,645	5,833,690
Embarq Corp., Sr. Unsec’d. Notes (original cost $6,986,909; purchased 06/04/07 - 06/24/09)(a)(g)	Baa3	6.738	06/01/13	7,115	7,730,326
France Telecom SA (France), Sr. Unsec’d. Notes	A3	4.375	07/08/14	5,720	5,977,183
France Telecom SA (France), Sr. Unsec’d. Notes	A3	7.750	03/01/11	7,860	8,424,112

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	43

Portfolio of Investments

December 31, 2009 continued

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

Telecommunications (cont’d.)
Koninklijke KPN NV (Netherlands), Sr. Unsec’d. Notes	Baa2	8.000%	10/01/10	$2,575	$2,703,750
New Cingular Wireless Services, Inc., Gtd. Notes	A2	8.125	05/01/12	17,970	20,304,896
New Cingular Wireless Services, Inc., Sr. Unsec’d. Notes	A2	7.875	03/01/11	5,000	5,371,980
Qwest Corp., Sr. Unsec’d. Notes	Ba1	7.875	09/01/11	1,200	1,257,000
Qwest Corp., Sr. Unsec’d. Notes	Ba1	8.875	03/15/12	10,184	10,947,800
Rogers Communications, Inc. (Canada), Gtd. Notes	Baa2	6.250	06/15/13	5,535	6,063,305
Sprint Capital Corp., Gtd. Notes	Ba3	7.625	01/30/11	3,000	3,071,250
Telecom Italia Capital SA (Luxembourg), Gtd. Notes	Baa2	4.000	01/15/10	650	650,750
Telecom Italia Capital SA (Luxembourg), Gtd. Notes	Baa2	4.875	10/01/10	1,730	1,770,650
Telecom Italia Capital SA (Luxembourg), Gtd. Notes	Baa2	5.250	11/15/13	8,735	9,187,394
Telecom Italia Capital SA (Luxembourg), Gtd. Notes	Baa2	6.175	06/18/14	5,625	6,096,898
Telecom Italia Capital SA (Luxembourg), Gtd. Notes	Baa2	6.200	07/18/11	720	762,094
Telefonica Emisiones SAU (Spain), Gtd. Notes	Baa1	4.949	01/15/15	5,275	5,638,658
Telefonica Emisiones SAU (Spain), Gtd. Notes	Baa1	5.855	02/04/13	5,000	5,402,330
Telefonica Emisiones SAU (Spain), Gtd. Notes	Baa1	5.984	06/20/11	2,000	2,115,296
Telefonica Europe BV (Netherlands), Gtd. Notes	Baa1	7.750	09/15/10	7,095	7,422,136
TELUS Corp. (Canada), Sr. Unsec’d. Notes	Baa1	8.000	06/01/11	4,040	4,373,716
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	4.350	02/15/13	6,720	7,029,275
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	5.350	02/15/11	500	521,372

See Notes to Financial Statements.

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	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

Telecommunications (cont’d.)
Verizon Global Funding Corp., Sr. Unsec’d. Notes	A3	7.250%	12/01/10	$3,725	$3,936,491
Verizon New England, Inc., Sr. Unsec’d. Notes	Baa2	6.500	09/15/11	4,725	5,036,174
Verizon New York, Inc., Sr. Unsec’d. Notes, Ser. A	Baa3	6.875	04/01/12	10,000	10,880,150
Vodafone Group PLC (United Kingdom), Sr. Unsec’d. Notes	Baa1	4.150	06/10/14	5,000	5,143,920
Vodafone Group PLC (United Kingdom), Sr. Unsec’d. Notes	Baa1	5.350	02/27/12	2,035	2,171,196
Vodafone Group PLC (United Kingdom), Sr. Unsec’d. Notes	Baa1	5.500	06/15/11	2,630	2,773,753
Vodafone Group PLC (United Kingdom), Sr. Unsec’d. Notes	Baa1	7.750	02/15/10	750	755,985

					261,692,981

Tobacco 1.2%
Altria Group, Inc., Gtd. Notes	Baa1	7.750	02/06/14	10,150	11,513,094
Altria Group, Inc., Gtd. Notes	Baa1	8.500	11/10/13	3,000	3,466,890
Philip Morris International, Inc., Sr. Unsec’d. Notes	A2	4.875	05/16/13	7,500	7,917,420
Philip Morris International, Inc., Sr. Unsec’d. Notes	A2	6.875	03/17/14	3,500	3,965,913
Reynolds American, Inc., Gtd. Notes(d)	Baa3	0.954	06/15/11	1,000	990,682
Reynolds American, Inc., Gtd. Notes	Baa3	6.500	07/15/10	1,500	1,532,442
Reynolds American, Inc., Gtd. Notes	Baa3	7.250	06/01/13	2,600	2,836,663

					32,223,104

TOTAL CORPORATE BONDS (cost $2,390,077,261)					2,466,397,683

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	45

Portfolio of Investments

December 31, 2009 continued

	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

FOREIGN AGENCIES 0.9%
EDF SA (France), Notes, 144A	Aa3	5.500%	01/26/14	$6,725	$7,310,653
Export-Import Bank of Korea (South Korea)	A2	5.875	01/14/15	5,000	5,365,560
GAZ Capital SA (Luxembourg), Sr. Unsec’d. Notes, 144A	Baa1	8.125	07/31/14	4,200	4,452,000
Korea National Oil Corp. (South Korea), Sr. Unsec’d. Notes, 144A	A2	5.375	07/30/14	5,000	5,285,710
Pemex Project Funding Master Trust, Gtd. Notes	Baa1	9.125	10/13/10	45	47,475

TOTAL FOREIGN AGENCIES (cost $21,221,938)					22,461,398

FOREIGN LOCAL GOVERNMENT 0.2%
Province of Ontario Canada (Canada) (cost $5,996,379)	Aa1	4.100	06/16/14	6,000	6,261,690

MUNICIPAL BONDS 0.6%
Cornell University, Sr. Unsec’d. Notes(c)	Aa1	4.350	02/01/14	2,000	2,094,860
Duke University, Notes	Aa1	4.200	04/01/14	2,000	2,096,360
State of California G.O. Var. Purp.	Baa1	4.850	10/01/14	3,000	2,977,200
State of California G.O. Var. Purp. 3	Baa1	5.250	04/01/14	7,750	7,849,665

TOTAL MUNICIPAL BONDS (cost $14,811,355)					15,018,085

U.S. TREASURY OBLIGATIONS 1.6%
U.S. Treasury Notes(e)		0.750	11/30/11	34,880	34,652,478
U.S. Treasury Notes		1.125	12/15/12	3,935	3,871,961
U.S. Treasury Notes		2.125	11/30/14	4,270	4,168,929

TOTAL U.S. TREASURY OBLIGATIONS (cost $42,873,036)					42,693,368

TOTAL LONG-TERM INVESTMENTS (cost $2,488,408,295)					2,566,217,473

See Notes to Financial Statements.

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	Shares	Value (Note 1)

SHORT-TERM INVESTMENT 1.0%

Affiliated Money Market Mutual Fund
Dryden Core Investment Fund - Taxable Money Market Series (cost $24,974,686; Note 3)(i)	24,974,686	$24,974,686

Total Investments 98.8% (cost $2,513,382,981; Note 5)		2,591,192,159
Other assets in excess of liabilities(j) 1.2%		31,751,706

Net Assets 100.0%		$2,622,943,865

The following abbreviations are used in portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

G.O.—General Obligation

MTN—Medium Term Note

NR—Not Rated by Moody’s or Standard & Poor’s

#	Principal amount is shown in U.S. dollars unless otherwise stated.
†	The ratings reflected are as of December 31, 2009. Ratings of certain bonds may have changed subsequent to that date.
(a)	Indicates a security that has been deemed illiquid.
(b)	Standard & Poor’s Rating.
(c)	Security segregated as collateral for futures contracts.
(d)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2009.
(e)	Security segregated as collateral for swap agreements.
(f)	Represents issuer in default on interest payments and/or principal repayment; non-income producing security.
(g)	Indicates a restricted security; the aggregate original cost of such securities is $33,181,687. The aggregate value of $34,373,249 is approximately 1.3% of net assets.
(i)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.
(j)	Other assets in excess of liabilities include net unrealized appreciation (depreciation) on futures contracts and credit default swap agreements as follows:

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	47

Portfolio of Investments

December 31, 2009 continued

Futures contracts open at December 31, 2009:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2009	Unrealized Appreciation/ (Depreciation)
	Long Position:
888	U.S. Treasury 2 Yr. Notes	Mar. 2010	$192,534,839	$192,043,875	$(490,964)
	Short Positions:
309	U.S. Treasury 10 Yr. Notes	Mar. 2010	36,443,480	35,675,015	768,465
2,613	U.S. Treasury 5 Yr. Notes	Mar. 2010	303,285,758	298,882,289	4,403,469

					5,171,934

					$4,680,970

Credit default swap agreements outstanding at December 31, 2009:

Counterparty	Termination Date	Notional Amount (000)#(4)	Fixed Rate	Reference Entity/ Obligation	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit Default Swaps on Corporate Issues—Buy Protection(1):
Barclays Bank PLC	9/20/2012	$1,000	0.595%	Fortune Brands, Inc., 5.375%, 01/15/16	$4,582	$—	$4,582
Citibank, N.A.	9/20/2012	1,000	0.310	Altria Group, Inc., 7.000%, 11/04/13	11,520	—	11,520
Citibank, N.A.	9/20/2012	1,000	0.320	Clorox Co. (The), 6.125%, 02/01/11	(510)	—	(510)
Citibank, N.A.	6/20/2014	3,000	1.000	CBS Corp., 4.625%, 05/15/18	2,524	206,303	(203,779)
Credit Suisse International	12/20/2012	2,550	1.000	GATX Corp., 5.500%, 02/15/12	(22,214)	25,148	(47,362)
Deutsche Bank AG	9/20/2011	2,500	1.000	DISH DBS Corp., 6.625%, 10/01/14	(1,012)	29,349	(30,361)
Deutsche Bank AG	3/20/2012	4,000	5.000	Gannett Co., Inc., 6.375%, 04/01/12	(257,840)	(97,249)	(160,591)
Deutsche Bank AG	6/20/2013	3,000	1.000	Embarq Corp., 7.082%, 06/01/16	(52,001)	(22,842)	(29,159)
Deutsche Bank AG	6/20/2013	5,000	1.000	Sealed Air Corp., 5.625%, 07/15/13	(46,089)	68,082	(114,171)
Deutsche Bank AG	6/20/2013	1,000	2.000	International Lease Finance Corp., 4.150%, 01/20/15	183,005	—	183,005
Deutsche Bank AG	3/20/2014	1,045	7.050	Starwood Hotels & Resorts Worldwide, Inc., 7.875%, 05/01/12	(237,892)	—	(237,892)

See Notes to Financial Statements.

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Counterparty	Termination Date	Notional Amount (000)#(4)	Fixed Rate	Reference Entity/ Obligation	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit Default Swaps on Corporate Issues—Buy Protection(1) (continued):
Goldman Sachs International	3/20/2014	$1,000	0.700%	Duke Energy Corp., 5.650%, 06/15/13	$(14,403)	$—	$(14,403)
Goldman Sachs International	3/20/2014	1,000	6.600	Simon Property Group LP, 5.250%, 12/01/16	(215,790)	—	(215,790)
JP Morgan Chase Bank	9/20/2011	1,000	5.050	Macy’s Retail Holdings, Inc., 7.450%, 09/15/11	(68,063)	—	(68,063)
JP Morgan Chase Bank	6/20/2014	3,000	5.000	SLM Corp., 5.125%, 08/27/12	1,783	525,091	(523,308)

					$(712,400)	$733,882	$(1,446,282)

Counterparty	Termination Date	Implied Credit Spread at December 31, 2009(3)	Notional Amount (000)#(4)	Fixed Rate	Reference Entity/ Obligation	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit Default Swaps on Corporate Issues—Sell Protection(2):
Barclays Bank PLC	12/20/2011	1.404%	$10,000	1.000%	General Electric Capital Corp., 5.625%, 09/15/17	$(75,020)	$(159,530)	$84,510
Deutsche Bank AG	3/20/2010	0.690	3,000	5.000	General Electric Capital Corp., 5.625%, 09/15/17	33,320	(375,000)	408,320
Deutsche Bank AG	12/20/2011	1.404	7,500	1.000	General Electric Capital Corp., 5.625%, 09/15/17	(56,266)	(81,101)	24,835
Goldman Sachs International	9/20/2012	0.373	5,000	1.000	Exelon Generation Co. LLC, 6.200%, 10/01/17	85,991	56,048	29,943
JP Morgan Chase Bank	12/20/2014	0.433	10,000	1.000	Wal-Mart Stores, Inc., 5.875%, 04/05/27	269,342	270,152	(810)

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	49

Portfolio of Investments

December 31, 2009 continued

Counterparty	Termination Date	Implied Credit Spread at December 31, 2009(3)	Notional Amount (000)#(4)	Fixed Rate	Reference Entity/ Obligation	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit Default Swaps on Corporate Issues—Sell Protection(2) (continued):
Morgan Stanley Capital Services	3/20/2014	0.378%	$2,000	1.600%	Astrazeneca PLC, 5.900%, 09/15/17	$100,210	$—	$100,210

						$357,577	$(289,431)	$647,008

The Portfolio entered into credit default swaps as the protection seller on corporate issues to take an active short position with respect to the likelihood of a particular issuer’s default.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

See Notes to Financial Statements.

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Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

	Level 1	Level 2	Level 3

Investments in Securities
Bank Loan	$—	$486,959	$—
Commercial Mortgage-Backed Securities	—	12,898,290	—
Corporate Bonds	—	2,466,397,683	—
Foreign Agencies	—	22,461,398	—
Foreign Local Government	—	6,261,690	—
Municipal Bonds	—	15,018,085	—
U.S. Treasury Obligations	—	42,693,368	—
Affiliated Money Market Mutual Fund	24,974,686	—	—

	24,974,686	2,566,217,473	—
Other Financial Instruments*	4,680,970	(799,274)	—

Total	$29,655,656	$2,565,418,199	$—

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Other Financial Instruments*
Balance as of 12/31/08	$(28,671)
Realized gain (loss)		**
Change in unrealized appreciation (depreciation)	28,671
Net purchases (sales)	—
Transfers in and/or out of Level 3	—

Balance as of 12/31/09	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
**	The realized gain earned during the period for other financial instruments was $5,732.

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	51

Portfolio of Investments

December 31, 2009 continued

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2009 were as follows:

Banking	23.8%
Telecommunications	10.0
Foods	7.8
Healthcare & Pharmaceutical	5.7
Electric	5.6
Energy—Integrated	3.4
Technology	3.4
Non Captive Finance	3.1
Insurance	3.0
Capital Goods	2.9
Cable	2.7
Retailers	2.5
Metals	2.4
Aerospace & Defense	2.0
Energy—Other	1.7
Railroads	1.7
Real Estate Investment Trusts	1.7
Chemicals	1.6
Media & Entertainment	1.6
U.S. Treasury Obligations	1.6
Pipelines & Other	1.3
Automotive	1.2
Consumer	1.2
Tobacco	1.2
Affiliated Money Market Mutual Fund	1.0
Foreign Agencies	0.9
Healthcare Insurance	0.9
Municipal Bonds	0.6
Commercial Mortgage-Backed Securities	0.5
Building Materials & Construction	0.4
Airlines	0.3
Brokerage	0.3
Packaging	0.3
Foreign Local Government	0.2
Paper	0.2
Lodging	0.1

98.8
Other assets in excess of liabilities	1.2

100.0%

See Notes to Financial Statements.

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The Portfolio invested in various derivative instruments during the year ended December 31, 2009. The primary types of risk associated with these derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. Detailed discussion about these risks can be found in the Notes to the Financial Statements. The effects of these derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the summary below.

Fair values of derivative Instruments as of December 31, 2009 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Unrealized appreciation on swaps	$846,925		Unrealized depreciation on swaps	$1,646,199
Credit contracts	Premium paid for swap agreements	1,180,173		Premium received for swap agreements	735,722
Interest rate contracts	Due from broker— variation margin	5,171,934	*	Due from broker— variation margin	490,964	*

Total		$7,199,032			$2,872,885

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Portfolio of Investments. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Total
Credit contracts	—	$(278,128)	$(278,128)
Interest rate contracts	$(3,828,440)	(259)	(3,828,699)

Total	$(3,828,440)	$(278,387)	$(4,106,827)

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	53

Portfolio of Investments

December 31, 2009 continued

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Total
Credit contracts	—	$(1,165,740)	$(1,165,740)
Interest rate contracts	$4,094,964	—	4,094,964

Total	$4,094,964	$(1,165,740)	$2,929,224

For the year ended December 31, 2009, the Portfolio’s average volume of derivative activities are as follows:

Futures Long Position (Value at Trade Date)	Futures Short Position (Value at Trade Date)
$205,912,984	$171,457,819

Credit Default Swaps as Buyer (Notional Amount in USD (000))	Credit Default Swaps as Writer (Notional Amount in USD (000))
$17,256	$11,740

See Notes to Financial Statements.

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Financial Statements

DECEMBER 31, 2009	ANNUAL REPORT

Dryden Short-Term Corporate Bond Fund

Statement of Assets and Liabilities

as of December 31, 2009

Assets
Investments at value:
Unaffiliated investments (cost $2,488,408,295)	$2,566,217,473
Affiliated investments (cost $24,974,686)	24,974,686
Cash	8,015,281
Dividends and interest receivable	33,306,992
Receivable for Fund shares sold	18,728,314
Receivable for investments sold	14,335,997
Premium paid for swap agreements	1,180,173
Unrealized appreciation on swaps	846,925
Due from broker—variation margin	815,956
Prepaid expenses	20,148

Total assets	2,668,441,945

Liabilities
Payable for investments purchased	30,347,086
Payable for Fund shares repurchased	9,728,360
Unrealized depreciation on swaps	1,646,199
Management fee payable	864,809
Dividends payable	754,608
Distribution fee payable	740,644
Premium received for swap agreements	735,722
Accrued expenses	592,322
Affiliated transfer agent fee payable	77,127
Deferred directors’ fees	11,203

Total liabilities	45,498,080

Net Assets	$2,622,943,865

Net assets were comprised of:
Common stock, at par	$2,300,109
Paid-in capital in excess of par	2,567,385,964

2,569,686,073
Undistributed net investment income	202,780
Accumulated net realized loss on investments	(28,637,438)
Net unrealized appreciation on investments	81,692,450

Net assets, December 31, 2009	$2,622,943,865

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($1,132,206,609 ÷ 99,348,101 shares of common stock issued and outstanding)	$11.40
Maximum sales charge (3.25% of offering price)	.38

Maximum offering price to public	$11.78

Class B
Net asset value, offering price and redemption price per share ($20,847,024 ÷ 1,829,287 shares of common stock issued and outstanding)	$11.40

Class C
Net asset value, offering price and redemption price per share ($789,883,166 ÷ 69,307,375 shares of common stock issued and outstanding)	$11.40

Class R
Net asset value, offering price and redemption price per share ($6,981,732 ÷ 612,577 shares of common stock issued and outstanding)	$11.40

Class Z
Net asset value, offering price and redemption price per share ($673,025,334 ÷ 58,913,560 shares of common stock issued and outstanding)	$11.42

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	57

Statement of Operations

Year Ended December 31, 2009

Net Investment Income
Income
Interest income	$57,967,647
Affiliated dividend income	231,831

Total income	58,199,478

Expenses
Management fee	5,301,483
Distribution fee—Class A	1,602,565
Distribution fee—Class B	149,795
Distribution fee—Class C	2,559,931
Distribution fee—Class R	13,067
Transfer agent’s fee and expenses (including affiliated expense of $270,700) (Note 3)	1,155,000
Registration fees	427,000
Custodian’s fees and expenses	196,000
Reports to shareholders	158,000
Directors’ fees	44,000
Legal fees and expenses	41,000
Audit fee	28,000
Insurance	15,000
Miscellaneous	20,921

Total expenses	11,711,762

Net investment income	46,487,716

Realized And Unrealized Gain (Loss) On Investment Transactions
Net realized gain (loss) on:
Investment transactions	3,583,290
Financial futures transactions	(3,828,440)
Swap transactions	(278,387)

(523,537)

Net change in unrealized appreciation (depreciation) on:
Investments	91,574,470
Financial futures contracts	4,094,964
Swaps	(1,165,740)

94,503,694

Net gain on investments	93,980,157

Net Increase In Net Assets Resulting From Operations	$140,467,873

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended December 31,
	2009	2008
Increase (Decrease) in Net Assets
Operations:
Net investment income	$46,487,716	$11,823,126
Net realized gain (loss) on investments	(523,537)	3,387,824
Net change in unrealized appreciation (depreciation) on investments	94,503,694	(13,168,296)

Net increase in net assets resulting from operations	140,467,873	2,042,654

Dividends from net investment income (Note 1)
Class A	(26,555,249)	(8,293,754)
Class B	(507,799)	(476,695)
Class C	(12,434,803)	(1,145,128)
Class R	(101,848)	(13,629)
Class Z	(14,296,434)	(3,023,202)

	(53,896,133)	(12,952,408)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	2,529,747,288	195,908,368
Net asset value of shares issued in reinvestment of dividends	41,081,993	11,039,176
Cost of shares reacquired	(375,309,060)	(117,098,309)

Net increase in net assets from Fund share transactions	2,195,520,221	89,849,235

Total increase	2,282,091,961	78,939,481

Net Assets:
Beginning of year	340,851,904	261,912,423

End of year(a)	$2,622,943,865	$340,851,904

(a) Includes undistributed net investment income of:	$202,780	$—

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	59

Notes to Financial Statements

Dryden Short-Term Bond Fund, Inc. (the “Fund”), is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund currently consists of one portfolio which is the Dryden Short-Term Corporate Bond Fund (the “Portfolio”). The Portfolio’s investment objective is high current income consistent with the preservation of principal. Under normal circumstances, the Portfolio invests at least 80% of its investable assets in bonds of corporations with varying maturities. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Portfolio in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or for which the pricing service does not provide a valuation methodology, or does not present fair value, are valued at fair value in accordance with Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial

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condition and the markets in which it does business; the cost of the investment; the size of the holding and capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in more than sixty days are valued at current market quotations. Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

The Portfolio invested in financial futures contracts in order to gain market exposure to certain sectors. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and interest rates. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

With exchange-traded futures contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and guarantees the futures contracts against default.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	61

Notes to Financial Statements

continued

Swap Agreements: The Portfolio may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The swaps are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Portfolio are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at reporting date, if any, are listed on the Portfolio of Investments.

Credit Default Swaps: Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio purchased credit default swaps to provide a measure of protection against defaults of the issuers. The Portfolio sold protection using credit default swaps to take an active short position with respect to the likelihood of a particular issuer’s default. The Portfolio’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the notional value of a credit default swap agreement. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively increase investment risk to its Portfolio because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

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The maximum amount of the payments that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of reporting date are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market risk and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2009, the Portfolio has not met conditions under such agreements that give the counterparty the right to call for an early termination.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	63

Notes to Financial Statements

continued

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss, (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Portfolio expects to pay dividends from net investment income monthly and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Federal Income Taxes: For federal income tax purposes, the Portfolio is treated as a separate tax paying entity. It is the Portfolio’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

Note 2. Agreements

The Fund has a management agreement on behalf of the Portfolio with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The

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subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Portfolio. In connection therewith, PIM is obligated to keep certain books and records of the Portfolio. PI pays for the services of PIM, the cost of compensation of officers of the Portfolio, occupancy and certain clerical and bookkeeping costs of the Portfolio. The Portfolio bears all other cost and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .40 of 1% of the average daily net assets of the Portfolio.

The Portfolio has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of its Class A, Class B, Class C, Class R, and Class Z shares. The Portfolio compensates PIMS for distributing and servicing the Portfolio’s Class A, Class B, Class C, and Class R shares pursuant to plans of distribution (the “Class A, B, C, and R Plans”), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Portfolio.

Pursuant to the Class A, B, C, and R Plans, the Portfolio compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1%, 1%, and .75 of 1% of the average daily net assets of the Class A, B, C, and R shares, respectively. For the year ended December 31, 2009, PIMS contractually agreed to limit such fees to .25 of 1%, .75 of 1%, and .50 of 1% of the average daily net assets of the Class A, Class C, and Class R shares, respectively.

PIMS has advised the Portfolio that it received $3,003,478 in front-end sales charges resulting from sales of Class A shares during the year ended December 31, 2009. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Portfolio that for the year ended December 31, 2009, it received $35,423, $29,437 and $167,659 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Portfolio, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	65

Notes to Financial Statements

continued

SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 22, 2009, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .15 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 20, 2010. For the period from October 24, 2008 through October 21, 2009, the Funds paid a commitment fee of .13 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Portfolio did not utilize the line of credit during the year ended December 31, 2009.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI, and an indirect, wholly-owned subsidiary of Prudential, serves as the Portfolio’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Portfolio pays networking fees to affiliated and unaffiliated broker/dealers including fees relating to the services of First Clearing, LLC (“First Clearing”), an affiliate of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended December 31, 2009, the Portfolio incurred approximately $877,900 in total networking fees, of which approximately $47,700 was paid to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

The Portfolio invests in the Taxable Money Market Series, a portfolio of Dryden Core Investment Fund, which is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Fund Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2009, aggregated $4,690,601,503 and

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$2,516,513,959, respectively. United States government securities represent $2,381,785,353 and $2,342,735,843 of those purchases and sales, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment transactions. For the year ended December 31, 2009, the adjustments were to increase undistributed net investment income and to increase accumulated net realized loss on investment transactions by $7,620,805 due to the difference in the treatment of accreting market discount and premium amortization between financial and tax reporting, swaps, paydown gains/losses and other book to tax transactions. Net investment income, net realized loss on investments and net assets were not affected by this change.

For the years ended December 31, 2009 and 2008, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets were $53,896,133 and $12,952,408 from ordinary income, respectively.

As of December 31, 2009, the Portfolio had accumulated undistributed earnings on a tax basis of $206,219 from ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

For federal income tax purposes, the Portfolio had a capital loss carryforward at December 31, 2009 of approximately $15,125,000 of which, $5,329,000 expires in 2013, $7,851,000 expires in 2014 and $1,945,000 expires in 2015. The Portfolio utilized approximately $2,938,000 of its capital loss carryforward to offset net taxable gains realized in the year ended December 31, 2009. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Portfolio will be able to realize full benefit prior to the expiration date.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	67

Notes to Financial Statements

continued

The United States federal income tax basis of the Portfolio’s investments and the net unrealized appreciation as of December 31, 2009 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$2,522,109,127	$76,726,856	$(7,643,824)	$69,083,032	$(905,180)	$68,177,852

The difference between book and tax basis was primarily attributable to deferred losses on wash sales and the differences in the treatment of accreting market discount and premium amortization for book and tax purposes. Other cost basis adjustments are primarily attributable to unrealized depreciation on swaps.

Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2009, no provision for income tax would be required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Portfolio offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.25%. All investors who purchased Class A shares in an amount of $1 million or more and sell these shares within 18 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of .50%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 3% which decreases by 1% annually to 1% in the third and fourth years and 0% in the fifth year. Class C shares are sold with a CDSC of 1% during the first twelve months. Class B shares automatically convert to Class A shares on a quarterly basis approximately five years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R shares are available to certain retirement plans, clearing and settlement firms. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

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There are 781,250,000 shares of $.01 par value per share common stock authorized, which consists of 250,000,000 shares of Class A common stock, 93,750,000 shares of Class B common stock, 93,750,000 shares of Class C common stock, 93,750,000 of Class R common stock and 250,000,000 shares of Class Z common stock. As of December 31, 2009, 277 shares of Class R were owned by Prudential.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended December 31, 2009:
Shares sold	94,894,660	$1,052,120,574
Shares issued in reinvestment of dividends	2,046,839	22,943,774
Shares reacquired	(19,516,850)	(217,396,307)

Net increase (decrease) in shares outstanding before conversion	77,424,649	857,668,041
Shares issued upon conversion from Class B	243,104	2,675,563

Net increase (decrease) in shares outstanding	77,667,753	$860,343,604

Year ended December 31, 2008:
Shares sold	11,642,163	$123,029,602
Shares issued in reinvestment of dividends	658,747	7,031,674
Shares reacquired	(6,093,520)	(64,608,302)

Net increase (decrease) in shares outstanding before conversion	6,207,390	65,452,974
Shares issued upon conversion from Class B	584,798	6,269,622

Net increase (decrease) in shares outstanding	6,792,188	$71,722,596

Class B
Year ended December 31, 2009:
Shares sold	1,557,091	$17,211,231
Shares issued in reinvestment of dividends	37,304	416,388
Shares reacquired	(415,639)	(4,605,160)

Net increase (decrease) in shares outstanding before conversion	1,178,756	13,022,459
Shares reacquired upon conversion into Class A	(242,787)	(2,675,563)

Net increase (decrease) in shares outstanding	935,969	$10,346,896

Year ended December 31, 2008:
Shares sold	498,441	$5,327,763
Shares issued in reinvestment of dividends	35,009	375,663
Shares reacquired	(436,948)	(4,652,133)

Net increase (decrease) in shares outstanding before conversion	96,502	1,051,293
Shares reacquired upon conversion into Class A	(584,019)	(6,269,622)

Net increase (decrease) in shares outstanding	(487,517)	$(5,218,329)

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	69

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended December 31, 2009:
Shares sold	68,523,368	$763,679,366
Shares issued in reinvestment of dividends	734,126	8,290,986
Shares reacquired	(3,361,455)	(37,695,579)

Net increase (decrease) in shares outstanding	65,896,039	$734,274,773

Year ended December 31, 2008:
Shares sold	1,965,023	$20,950,629
Shares issued in reinvestment of dividends	75,014	800,545
Shares reacquired	(745,703)	(7,912,402)

Net increase (decrease) in shares outstanding	1,294,334	$13,838,772

Class R
Year ended December 31, 2009:
Shares sold	583,874	$6,572,089
Shares issued in reinvestment of dividends	7,340	82,893
Shares reacquired	(48,366)	(535,403)

Net increase (decrease) in shares outstanding	542,848	$6,119,579

Year ended December 31, 2008:
Shares sold	61,665	$653,691
Shares issued in reinvestment of dividends	563	5,911
Shares reacquired	(5,423)	(56,895)

Net increase (decrease) in shares outstanding	56,805	$602,707

Class Z
Year ended December 31, 2009:
Shares sold	61,847,840	$690,164,028
Shares issued in reinvestment of dividends	829,699	9,347,952
Shares reacquired	(10,240,257)	(115,076,611)

Net increase (decrease) in shares outstanding	52,437,282	$584,435,369

Year ended December 31, 2008:
Shares sold	4,299,612	$45,946,683
Shares issued in reinvestment of dividends	263,677	2,825,383
Shares reacquired	(3,745,417)	(39,868,577)

Net increase (decrease) in shares outstanding	817,872	$8,903,489

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Note 7. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosure are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements, which are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note 8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Portfolio through February 23, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	71

Financial Highlights

Class A
Year Ended December 31, 2009(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.47

Income (loss) from investment operations:
Net investment income	.40
Net realized and unrealized gain (loss) on investment transactions	.99

Total from investment operations	1.39

Less Dividends and Distributions:
Dividends from net investment income	(.46)

Net asset value, end of year	$11.40

Total Return(a):	13.53%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,132,207
Average net assets (000)	$641,058
Ratios to average net assets(b):
Expenses, including distribution and service (12b-1) fees(c)	.81%
Expenses, excluding distribution and service (12b-1) fees	.56%
Net investment income	3.58%
For Class A, B, C, R and Z shares:
Portfolio turnover rate	196%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	The distributor of the Portfolio contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(d)	Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

72	Visit our website at www.prudentialfunds.com

Class A
Year Ended December 31,
2008(d)	2007(d)	2006	2005

$10.88	$10.76	$10.82	$11.23

.45	.44	.41	.39
(.37)	.19	.02	(.29)

.08	.63	.43	.10

(.49)	(.51)	(.49)	(.51)

$10.47	$10.88	$10.76	$10.82

.77%	5.95%	4.03%	.86%

$227,052	$161,995	$170,262	$213,359
$179,641	$163,819	$191,991	$209,594

.86%	.85%	.94%	.92%
.61%	.60%	.69%	.67%
4.21%	4.11%	3.80%	3.51%

83%	82%	61%	73%

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	73

Financial Highlights

continued

Class B
Year Ended December 31, 2009(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.47

Income (loss) from investment operations:
Net investment income	.31
Net realized and unrealized gain (loss) on investment transactions	1.00

Total from investment operations	1.31

Less Dividends and Distributions:
Dividends from net investment income	(.38)

Net asset value, end of year	$11.40

Total Return(a):	12.64%
Ratios/Supplemental Data:
Net assets, end of year (000)	$20,847
Average net assets (000)	$14,980
Ratios to average net assets(b):
Expenses, including distribution and service (12b-1) fees	1.56%
Expenses, excluding distribution and service (12b-1) fees	.56%
Net investment income	2.83%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Calculated based on average shares outstanding during the year.
(d)	Less than .005%.

See Notes to Financial Statements.

74	Visit our website at www.prudentialfunds.com

Class B
Year Ended December 31,
2008(c)	2007(c)	2006	2005

$10.88	$10.76	$10.82	$11.23

.37	.36	.33	.28
(.37)	.18	.02	(.27)

—	.54	.35	.01

(.41)	(.42)	(.41)	(.42)

$10.47	$10.88	$10.76	$10.82

— (d)	5.16%	3.26%	.09%

$9,354	$15,023	$26,071	$41,733
$12,519	$20,803	$34,619	$51,250

1.61%	1.60%	1.69%	1.67%
.61%	.60%	.69%	.67%
3.44%	3.33%	3.05%	2.76%

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	75

Financial Highlights

continued

Class C
Year Ended December 31, 2009(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.47

Income (loss) from investment operations:
Net investment income	.34
Net realized and unrealized gain (loss) on investment transactions	1.01

Total from investment operations	1.35

Less Dividends and Distributions:
Dividends from net investment income	(.42)

Net asset value, end of year	$11.40

Total Return(a):	13.05%
Ratios/Supplemental Data:
Net assets, end of year (000)	$789,883
Average net assets (000)	$341,332
Ratios to average net assets(b):
Expenses, including distribution and service (12b-1) fees(c)	1.31%
Expenses, excluding distribution and service (12b-1) fees	.56%
Net investment income	3.08%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	The distributor of the Portfolio contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets of the Class C shares.
(d)	Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

76	Visit our website at www.prudentialfunds.com

Class C
Year Ended December 31,
2008(d)	2007(d)	2006	2005

$10.88	$10.76	$10.82	$11.23

.40	.39	.35	.31
(.37)	.18	.02	(.27)

.03	.57	.37	.04

(.44)	(.45)	(.43)	(.45)

$10.47	$10.88	$10.76	$10.82

.27%	5.42%	3.51%	.34%

$35,727	$23,035	$26,739	$38,264
$27,757	$24,817	$31,763	$46,358

1.36%	1.35%	1.44%	1.42%
.61%	.60%	.69%	.67%
3.72%	3.60%	3.30%	3.01%

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	77

Financial Highlights

continued

Class R
Year Ended December 31, 2009(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.47

Income (loss) from investment operations:
Net investment income	.36
Net realized and unrealized gain (loss) on investment transactions	1.01

Total from investment operations	1.37

Less Dividends and Distributions:
Dividends from net investment income	(.44)

Net asset value, end of year	$11.40

Total Return(a):	13.25%
Ratios/Supplemental Data:
Net assets, end of year (000)	$6,982
Average net assets (000)	$2,614
Ratios to average net assets(b):
Expenses, including distribution and service (12b-1) fees(c)	1.06%
Expenses, excluding distribution and service (12b-1) fees	.56%
Net investment income	3.34%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	The distributor of the Portfolio contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(d)	Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

78	Visit our website at www.prudentialfunds.com

Class R
Year Ended December 31,
2008(d)	2007(d)	2006	2005

$10.88	$10.76	$10.82	$11.23

.43	.42	.38	.39
(.37)	.18	.02	(.32)

.06	.60	.40	.07

(.47)	(.48)	(.46)	(.48)

$10.47	$10.88	$10.76	$10.82

.53%	5.70%	3.78%	.63%

$730	$141	$101	$3
$301	$115	$66	$3

1.11%	1.10%	1.19%	1.17%
.61%	.60%	.69%	.67%
4.04%	3.88%	3.58%	3.29%

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	79

Financial Highlights

continued

Class Z
Year Ended December 31, 2009(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.50

Income (loss) from investment operations:
Net investment income	.43
Net realized and unrealized gain (loss) on investment transactions	.98

Total from investment operations	1.41

Less Dividends and Distributions:
Dividends from net investment income	(.49)

Net asset value, end of year	$11.42

Total Return(a):	13.69%
Ratios/Supplemental Data:
Net assets, end of year (000)	$673,025
Average net assets (000)	$325,438
Ratios to average net assets(b):
Expenses, including distribution and service (12b-1) fees	.56%
Expenses, excluding distribution and service (12b-1) fees	.56%
Net investment income	3.83%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

80	Visit our website at www.prudentialfunds.com

Class Z
Year Ended December 31,
2008(c)	2007(c)	2006	2005

$10.91	$10.79	$10.85	$11.26

.48	.47	.43	.41
(.37)	.18	.03	(.28)

.11	.65	.46	.13

(.52)	(.53)	(.52)	(.54)

$10.50	$10.91	$10.79	$10.85

1.02%	6.22%	4.29%	1.12%

$67,989	$61,719	$44,597	$53,652
$62,409	$50,253	$48,027	$60,056

.61%	.60%	.69%	.67%
.61%	.60%	.69%	.67%
4.45%	4.38%	4.05%	3.76%

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	81

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Dryden Short-Term Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Dryden Short-Term Corporate Bond Fund of Dryden Short-Term Bond Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 23, 2010

82	Visit our website at www.prudentialfunds.com

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (the “Code”), to advise you within 60 days of the Portfolio’s fiscal year end (December 31, 2009) as to the federal income tax status of dividends paid by the Portfolio during such fiscal year. We are advising you that during its fiscal year ended December 31, 2009, the Portfolio paid ordinary income dividends $0.46 per share for Class A shares, $0.38 per share for Class B shares, $0.42 per share for Class C shares, $0.44 per share for Class R shares and $0.49 per share for Class Z shares.

For the fiscal year ended December 31, 2009, the Portfolio designates the maximum amount allowable but not less than 82.11% as interest related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

Interest-related dividends do not include any distribution paid by a Fund with respect to Fund tax years beginning after December 31, 2009. Consequently, this provision expires with respect such distributions paid after Portfolio’s fiscal year.

In January 2010, you will be advised on IRS 1099 DIV or substitute Form 1099, as to the Federal tax status of the distributions received by you in calendar year 2009.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	83

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Kevin J. Bannon (57) Board Member Portfolios Overseen: 57

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (57) Board Member Portfolios Overseen: 57	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc.

(retail real estate) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Director of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006). CitiStreet Funds, Inc. (mutual funds) (May 1993- February 2005), AM-CH, Inc. (restaurant holding company) (November 2004- February 2005).

Michael S. Hyland, CFA (64) Board Member Portfolios Overseen: 57

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (70) Board Member Portfolios Overseen: 57

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Visit our website at www.prudentialfunds.com

Stephen P. Munn (67) Board Member Portfolios Overseen: 57	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (66) Board Member Portfolios Overseen: 57	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (70) Board Member & Independent Chair Portfolios Overseen: 57	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (66) Board Member Portfolios Overseen: 57

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Interested Board Member (1)
Judy A. Rice (62) Board Member & President Portfolios Overseen: 57

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005- March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.

(1)

The year that each Board Member joined the Fund’s Board is as follows: Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; Richard A. Redeker, 1993; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Judy A. Rice, Board Member since 2000 and President since 2003.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Scott E. Benjamin (36) Vice President

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Senior Vice President Product Development and Marketing, Prudential Investments (since February 2006); Vice President Product Development and Product Management, Prudential Investments (2003-2006).

Kathryn L. Quirk (57) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (52) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (51) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (35) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (38) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (47) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (51) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (51) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

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Theresa C. Thompson (47) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).
Noreen M. Fierro (45) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (50) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (46) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (51) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Ms. Rice, an interested Board Member who also serves as President.

(1)

The year that each individual became a Fund officer is as follows: Scott E. Benjamin, 2009; Kathryn L. Quirk, 2005; Deborah A. Docs, 1996; Jonathan D. Shain, 2004; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Grace C. Torres, 1996; Valerie Simpson, 2007; Peter Parrella, 2007, M. Sadiq Peshimam, 2006; Noreen M. Fierro, 2006; Theresa C. Thompson, 2008.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 12/31/09
	One Year	Five Years	Ten Years	Since Inception
Class A	9.84%	4.23%	4.96%	—
Class B	9.64	4.12	4.58	—
Class C	12.05	4.41	4.80	—
Class R	13.25	4.67	N/A	4.68% (5/17/04)
Class Z	13.69	5.16	5.58	—

Average Annual Total Returns (Without Sales Charges) as of 12/31/09
	One Year	Five Years	Ten Years	Since Inception
Class A	13.53%	4.92%	5.31%	—
Class B	12.64	4.12	4.58	—
Class C	13.05	4.41	4.80	—
Class R	13.25	4.67	N/A	4.68% (5/17/04)
Class Z	13.69	5.16	5.58	—

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 3.25% (Class A shares). Gross operating expenses: Class A, 0.86%; Class B, 1.56%; Class C, 1.56%; Class R, 1.31%; Class Z, 0.56%. Net operating expenses apply to: Class A, 0.81%; Class B, 1.56%; Class C, 1.31%; Class R, 1.06%; Class Z, 0.56%, after contractual reduction for Class A and Class R shares through 4/30/2011, and after contractual reduction for Class C shares through 4/30/2010.

Visit our website at www.prudentialfunds.com

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Dryden Short-Term Corporate Bond Fund (Class A shares) with a similar investment in the Barclays Capital 1–5 Year U.S. Credit Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (December 31, 1999) and the account values at the end of the current fiscal year (December 31, 2009) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, R, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through December 31, 2009, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Barclays Capital 1–5 Year U.S. Credit Index is an unmanaged index of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specific maturity (between one and five years), liquidity, and quality requirements. It gives an indication of how short- and intermediate-term bonds have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of debt funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

The Fund charges a maximum front-end sales charge of 3.25% for Class A shares and a 12b-1 fee of up to 0.30% annually. Under certain circumstances, Class A shares may be subject to a 0.50% contingent deferred sales charge (CDSC). Class B shares are subject to a declining CDSC of 3%, 2%, 1%, and 1%, for the first four years, respectively, after purchase and a 12b-1 fee of 1% annually. Approximately five years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% for shares redeemed within 12 months of purchase and a 12b-1 fee of up to 1% annually. Class R shares are not subject to a sales charge, but are subject to a 12b-1 fee of up to 0.75%. Class Z shares are not subject to a sales charge and a 12b-1 fee.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden Short-Term Corporate Bond Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Prudential Short-Term Corporate Bond Fund, Inc. (Formerly known as Dryden Short-Term Corporate Bond Fund)
Share Class	A	B	C	R	Z
NASDAQ	PBSMX	PSMBX	PIFCX	JDTRX	PIFZX
CUSIP	74441R102	74441R201	74441R300	74441R409	74441R508

MF140E    0172649-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2009 and December 31, 2008, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $27,617 and $27,617, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

During the fiscal year ended December 31, 2009, KPMG, the Registrant’s principal accountant, billed the Registrant $1,558 for professional services rendered in connection with agreed upon procedures performed related to a custody conversion. Not applicable for the fiscal year ended December 31, 2008.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2009 and 2008. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2009 and 2008 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Prudential Short-Term Corporate Bond Fund, Inc.

By (Signature and Title)*	/S/ DEBORAH A. DOCS
Deborah A. Docs
Secretary

Date	February 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

Date	February 22, 2010

By (Signature and Title)*	/S/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

Date	February 22, 2010

*	Print the name and title of each signing officer under his or her signature.